Exhibit 99.14

EXECUTION VERSION

CO-LENDER AGREEMENT

Dated as of November 16, 2017

by and among

GOLDMAN SACHS MORTGAGE COMPANY
(Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial Note A-1(B-CP) Holder)

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Initial Note A-2 Holder)

and

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK
(Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial Note A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder)

Bass Pro & Cabela’s Portfolio

i

THIS CO-LENDER AGREEMENT (this “Agreement”), dated as of November 16, 2017 by and among GOLDMAN SACHS MORTGAGE COMPANY (“GSMC” and together with its successors and assigns in interest, in its capacity as initial owner of the Note A-1(A-CP), the “Initial Note A-1(A-CP) Holder”, and in its capacity as the initial agent, the “Initial Agent”), GSMC (together with its successors and assigns in interest, in its capacity as initial owner of the Note A-1(A-NCP), the “Initial Note A-1(A-NCP) Holder”), GSMC (together with its successors and assigns in interest, in its capacity as initial owner of the Note A-1(B-CP), the “Initial Note A-1(B-CP) Holder”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“WFB” and together with its successors and assigns in interest, in its capacity as initial owner of the Note A-2, the “Initial Note A-2 Holder”), UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK (“UBS AG, New York Branch” and together with its successors and assigns in interest, in its capacity as initial owner of the Note A-3(A-CP), the “Initial Note A-3(A-CP) Holder”), UBS AG, New York Branch (together with its successors and assigns in interest, in its capacity as initial owner of the Note A-3(B-CP), the “Initial Note A-3(B-CP) Holder”), UBS AG, New York Branch (together with its successors and assigns in interest, in its capacity as initial owner of the Note A-3(C-CP), the “Initial Note A-3(C-CP) Holder”), UBS AG, New York Branch (together with its successors and assigns in interest, in its capacity as initial owner of the Note A-3(D-NCP), the “Initial Note A-3(D-NCP) Holder”), UBS AG, New York Branch (together with its successors and assigns in interest, in its capacity as initial owner of the Note A-3(E-NCP), the “Initial Note A-3(E-NCP) Holder”) and UBS AG, New York Branch (together with its successors and assigns in interest, in its capacity as initial owner of the Note A-3(F-NCP), the “Initial Note A-3(F-NCP) Holder” and, together with the Initial Note A-1(A-CP) Holder, the Initial Note A-1(A-NCP) Holder, the Initial Note A-1(B-CP) Holder, the Initial Note A-2 Holder, the Initial Note A-3(A-CP) Holder, the Initial Note A-3(B-CP) Holder, the Initial Note A-3(C-CP) Holder, the Initial Note A-3(D-NCP) Holder and the Initial Note A-3(E-NCP) Holder, the “Initial Note Holders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Mortgage Loan Agreement (as defined herein), GSMC, WFB and UBS AG, New York Branch co-originated a certain loan described on the schedule attached hereto as Exhibit A (the “Mortgage Loan Schedule”) (the “Mortgage Loan”) to the mortgage loan borrower described on the Mortgage Loan Schedule (the “Mortgage Loan Borrower”), which was evidenced, inter alia, by ten promissory notes, each dated as of September 25, 2017, in the aggregate original principal amount of $194,900,000 (as amended, modified or supplemented, the “Notes”) made by the Mortgage Loan Borrower in favor of GSMC, WFB and UBS AG, New York Branch, and secured by a first mortgage (as amended, modified or supplemented, the “Mortgage”) on certain real property located as described on the Mortgage Loan Schedule (the “Mortgaged Property”);

WHEREAS, the Mortgage Loan Borrower has executed and delivered (i) one promissory note in the original principal amount of $37,500,000 (“Note A-1(A-CP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-1(A-CP) Holder (“Initial Note A-1(A-CP)”), (ii) one promissory note in the original principal amount of $10,000,000 (“Note A-1(A-NCP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-1(A-NCP) Holder (“Initial Note A-1(A-NCP)”), (iii) one promissory note in the original principal amount of $30,460,000 (“Note A-1(B-CP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-1(B-CP) Holder (“Initial Note A-1(B-CP)”), (iv) one promissory note in the original principal amount of $58,470,000 (“Note A-2”) made by the Mortgage Loan Borrower in favor of the Initial Note A-2 Holder (“Initial Note A-2”), (v) one promissory note in the original principal amount of $20,000,000 (“Note A-3(A-CP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-3(A-CP) Holder (“Initial Note A-3(A-CP)”), (vi) one promissory note in the original principal amount of $24,750,000 (“Note A-3(B-CP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-3(B-CP) Holder (“Initial Note A-3(B-CP)”), (vi) one promissory note in the original principal amount of $6,220,000 (“Note A-3(C-CP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-3(C-CP) Holder (“Initial Note A-3(C-CP)”), (viii) one promissory note in the original principal amount of $2,500,000 (“Note A-3(D-NCP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-3(D-NCP) Holder (“Initial Note A-3(D-NCP)”), (ix) one promissory note in the original principal amount of $2,500,000 (“Note A-3(E-NCP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-3(E-NCP) Holder (“Initial Note A-3(E-NCP)”) and (x) one promissory note in the original principal amount of $2,500,000 (“Note A-3(F-NCP)”) made by the Mortgage Loan Borrower in favor of the Initial Note A-3(F-NCP) Holder (“Initial Note A-3(F-NCP)”);

WHEREAS, the Initial Note Holders desire to enter into this Agreement to memorialize the terms under which they, and their successors and assigns, shall hold each of their respective Notes, respectively;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

Section 1.     Definitions. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Lead Securitization Servicing Agreement. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below unless the context clearly requires otherwise.

“A-1 Notes” shall mean, collectively, Note A-1(A-CP), Note A-1(A-NCP) and Note A-1(B-CP).

“A-3 Notes” shall mean, collectively, Note A-3(A-CP), Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP) and Note A-3(F-NCP).

“Affiliate” shall have the meaning set forth in the Lead Securitization Servicing Agreement.

“Agent” shall mean the Initial Agent or such Person to whom the Initial Agent shall delegate its duties hereunder, and after the date of the First Securitization shall mean the Master Servicer.

“Agent Office” shall mean the designated office of the Agent, which office at the date of this Agreement is located at Goldman Sachs Mortgage Company, 200 West Street, New York, New York 10282, Attention: Leah Nivison, and which is the address to which notices to and correspondence with the Agent should be directed. The Agent may change the address of its designated office by notice to the Note Holders.

“Agreement” shall mean this Agreement among Note Holders, the exhibits and schedule hereto and all amendments hereof and supplements hereto.

“Appraisal Reduction Amount” shall have the meaning set forth in the Lead Securitization Servicing Agreement.

“Appraisal Reduction Event” shall have the meaning set forth in the Lead Securitization Servicing Agreement.

“Approved Servicer” shall have the meaning assigned to such term in the definition of “Qualified Institutional Lender.”

“Asset Representations Reviewer” shall mean the asset representations reviewer appointed as provided in the Lead Securitization Servicing Agreement.

“Asset Review” shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement or such other analogous term used in any Non-Lead Securitization Servicing Agreement, as applicable.

“Balloon Payment” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, as amended from time to time, any successor statute or rule promulgated thereto.

“Borrower Party” shall mean a borrower, a manager of a Mortgaged Property, a Restricted Mezzanine Holder, or a Borrower Party Affiliate.

“Borrower Party Affiliate” shall mean, with respect to a borrower, a manager of a Mortgaged Property or a Restricted Mezzanine Holder, (a) any other Person controlling or controlled by or under common control with such borrower, manager or Restricted Mezzanine Holder, as applicable, or (b) any other Person owning, directly or indirectly, 25% or more of the beneficial interests in such borrower, manager or Restricted Mezzanine Holder, as applicable. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“CDO” shall have the meaning assigned to such term in the definition of “Qualified Institutional Lender.”

“CDO Asset Manager” with respect to any Securitization Vehicle which is a CDO, shall mean the entity which is responsible for managing or administering a Note as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening

Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of such Note).

“Certificate Administrator” shall mean the certificate administrator appointed as provided in the Lead Securitization Servicing Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral Deficiency Amount” shall have the meaning set forth in the Lead Securitization Servicing Agreement.

“Collection Account” shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement.

“Conduit” shall have the meaning assigned to such term in Section 14(d).

“Conduit Credit Enhancer” shall have the meaning assigned to such term in Section 14(d).

“Conduit Inventory Loan” shall have the meaning assigned to such term in Section 14(d).

“Control” shall mean the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” and “Controls” have meanings correlative thereto.)

“Controlling Note Holder” shall mean the Note A-1(A-CP) Holder; provided that at any time Note A-1(A-CP) is included in a Securitization, references to the “Controlling Note Holder” herein shall mean the Lead Securitization Subordinate Class Representative or any other party assigned the rights to exercise the rights of the “Controlling Note Holder” hereunder, as and to the extent provided in the Lead Securitization Servicing Agreement; provided that for so long as 50% or more of Note A-1(A-CP) is held by (or the party assigned the rights to exercise the rights of the “Controlling Note Holder” (as described above) is) the Mortgage Loan Borrower or a Borrower Party, the holder of Note A-1(A-CP) (and such party assigned the rights to exercise the rights of the “Controlling Note Holder” as described above) shall not be entitled to exercise any rights of the Controlling Note Holder, and there shall be deemed to be no Controlling Note Holder hereunder. If the Controlling Note is included in a Securitization, the Lead Securitization Servicing Agreement may contain additional limitations on the rights of the designated party entitled to exercise the rights of the “Controlling Note Holder” hereunder if such designated party is a Borrower Party or if it has certain relationships with the Mortgage Loan Borrower.

“Controlling Note Holder Representative” shall have the meaning assigned to such term in Section 6(a).

“Control Termination Event” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Consultation Termination Event” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“DBRS” shall mean DBRS, Inc., and its successors in interest.

“Depositor” shall mean the depositor appointed as provided in the Lead Securitization Servicing Agreement.

“Event of Default” shall mean, with respect to the Mortgage Loan, an “Event of Default” as defined in the Mortgage Loan Agreement.

“First Securitization” shall mean the earliest to occur of the Note A-1(A-CP) Securitization, the Note A-1(A-NCP) Securitization, the Note A-1(B-CP) Securitization, the Note A-2 Securitization, the Note A-3(A-CP) Securitization, the Note A-3(B-CP) Securitization, the Note A-3(C-CP) Securitization, the Note A-3(D-NCP) Securitization, the Note A-3(E-NCP) Securitization and the Note A-3(F-NCP) Securitization.

“Fitch” shall mean Fitch Ratings, Inc., and its successors in interest.

“GSMC” shall have the meaning assigned to such term in the preamble to this Agreement.

“Indemnified Items” shall have the meaning assigned to such term in Section 2.

“Indemnified Parties” shall have the meaning assigned to such term in Section 2.

“Initial Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1(A-CP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1(A-CP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1(A-NCP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1(A-NCP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1(B-CP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-1(B-CP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-2” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-2 Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(A-CP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(A-CP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(B-CP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(B-CP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(C-CP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(C-CP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(D-NCP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(D-NCP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(E-NCP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(E-NCP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(F-NCP)” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note A-3(F-NCP) Holder” shall have the meaning assigned to such term in the preamble to this Agreement.

“Initial Note Holders” shall have the meaning assigned to such term in the preamble to this Agreement.

“Insolvency Proceeding” shall mean any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et seq.) or any other insolvency, liquidation, reorganization or other similar proceeding concerning the Mortgage Loan Borrower, any action for the dissolution of the Mortgage Loan Borrower, any proceeding (judicial or otherwise) concerning the application of the assets of the Mortgage Loan Borrower for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of the Mortgage Loan Borrower or any other action concerning the adjustment of the debts of the Mortgage Loan Borrower, the cessation of business by the Mortgage Loan Borrower, except following a sale, transfer or other disposition of all or substantially all of the assets of the Mortgage Loan Borrower in a transaction permitted under the Mortgage Loan Documents; provided, however, that following any such permitted transaction affecting the title to the Mortgaged Property, the Mortgage Loan Borrower for purposes of this Agreement shall be defined to mean the successor owner of the Mortgaged Property from time to time as may be permitted pursuant to the Mortgage Loan Documents; provided, further, however, that for the purposes of this definition, in the event that more than one entity comprises the Mortgage Loan Borrower, the term “Mortgage Loan Borrower” shall refer to any such entity.

“Interest Rate” shall mean the Interest Rate (as defined in the Mortgage Loan Documents).

“Intervening Trust Vehicle” with respect to any Securitization Vehicle that is a CDO, shall mean a trust vehicle or entity which holds any Note as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“KBRA” shall mean Kroll Bond Rating Agency, Inc. and its successors in interest.

“Lead Securitization” shall mean (a) if the First Securitization is also the Note A-1(A-CP) Securitization, such First Securitization and (b) if the First Securitization is not also the Note A-1(A-CP) Securitization, then (i) for the period from the closing date of the First Securitization until the Securitization of Note A-1(A-CP), the First Securitization and (ii) on and after the Securitization of Note A-1(A-CP), the Note A-1(A-CP) Securitization.

“Lead Securitization Note” shall mean (a) during the period from and after the Securitization of Note A-1(A-NCP), Note A-1(B-CP), Note A-2, Note A-3(A-CP), Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP) or Note A-3(F-NCP) but prior to the Securitization of Note A-1(A-CP), the Note contributed to the First Securitization; and (b) on and after the Securitization of Note A-1(A-CP), Note A-1(A-CP).

“Lead Securitization Note Holder” shall mean the holder of the Lead Securitization Note.

“Lead Securitization Servicing Agreement” shall mean, as of any date of determination, the pooling and servicing agreement that governs the Securitization that is then the Lead Securitization; provided, that during any period that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, the “Lead Securitization Servicing Agreement” shall be determined in accordance with the second paragraph of Section 2(a).

“Lead Securitization Subordinate Class Representative” shall mean the “Controlling Class Representative” as defined in the Lead Securitization Servicing Agreement or such other analogous term used in the Lead Securitization Servicing Agreement.

“Lead Securitization Trust” shall mean the Securitization Trust created in connection with the Lead Securitization.

“Liquidation Fee” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Liquidation Proceeds” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Major Decisions” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement; provided that at any time that a Note is not included in the Lead Securitization “Major Decision” shall mean:

(i)          any proposed or actual foreclosure upon or comparable conversion (which shall include acquisitions of any REO Property) of the ownership of the property or properties securing the Mortgage Loan if it comes into and continues in default;

(ii)         any modification, consent to a modification or waiver of any monetary term (other than late fees and default interest) or material non-monetary term (including, without limitation, the timing of payments and acceptance of discounted payoffs) of the Mortgage Loan or any extension of the maturity date of the Mortgage Loan;

(iii)        following a default or an event of default with respect to the Mortgage Loan, any exercise of remedies, including the acceleration of the Mortgage Loan or initiation of any proceedings, judicial or otherwise, under the related Mortgage Loan Documents;

(iv)        any sale of the Mortgage Loan (when it is a Defaulted Mortgage Loan) or REO Property for less than the applicable Purchase Price (as defined in the Lead Securitization Servicing Agreement);

(v)         any determination to bring a Mortgaged Property or an REO Property into compliance with applicable environmental laws or to otherwise address any Hazardous Materials (as defined in the Lead Securitization Servicing Agreement) located at a Mortgaged Property or an REO Property;

(vi)        any release of material collateral or any acceptance of substitute or additional collateral for the Mortgage Loan or any consent to either of the foregoing, other than if required pursuant to the specific terms of the related Mortgage Loan Documents and for which there is no lender discretion;

(vii)     any waiver of a “due-on-sale” or “due-on-encumbrance” clause with respect to the Mortgage Loan or any consent to such a waiver or consent to a transfer of a Mortgaged Property or interests in the borrower;

(viii)      any incurrence of additional debt by a borrower or any mezzanine financing by any beneficial owner of a borrower (to the extent that the lender has consent rights pursuant to the related Mortgage Loan Documents);

(ix)        any material modification, waiver or amendment of an intercreditor agreement, co-lender agreement or similar agreement with any mezzanine lender or subordinate debt holder related to the Mortgage Loan, or any action to enforce rights (or decision not to enforce rights) with respect thereto, or any material modification, waiver or amendment thereof;

(x)         any property management company changes, including, without limitation, approval of the termination of a manager and appointment of a new property manager or franchise changes (in each case, if the lender is required to consent or approve such changes under the Mortgage Loan Documents);

(xi)        releases of any material amounts from any escrow accounts, reserve funds or letters of credit, in each case, held as performance escrows or reserves, other than those required pursuant to the specific terms of the related Mortgage Loan Documents and for which there is no lender discretion;

(xii)       any acceptance of an assumption agreement releasing a borrower, guarantor or other obligor from liability under the Mortgage Loan other than pursuant to the specific terms of such Mortgage Loan and for which there is no lender discretion;

(xiii)      any determination of an Acceptable Insurance Default (as defined in the Lead Securitization Servicing Agreement);

(xiv)      any determination by the Master Servicer to transfer the Mortgage Loan to the Special Servicer under the circumstances described in clause (iii) of the definition of “Servicing Transfer Event” (as defined in the Lead Securitization Servicing Agreement); or

(xv)       any modification, waiver or amendment of any lease, the execution of any new lease or the granting of a subordination and nondisturbance or attornment agreement in connection with any lease, at a Mortgaged Property if (a) the lease involves a ground lease or lease of an outparcel or affects an area greater than or equal to the greater of (1) 30% of the net rentable area of the improvements at the Mortgaged Property and (2) 30,000 square feet of the improvements at the Mortgaged Property and (b) either approval of such transaction by the Master Servicer is not expressly permitted under the Lead Securitization Servicing Agreement or the Mortgage Loan is a Specially Serviced Mortgage Loan.

“Master Servicer” shall mean the master servicer appointed as provided in the Lead Securitization Servicing Agreement.

“Monthly Payment Date” shall mean the Payment Date (as defined in the Mortgage Loan Documents).

“Moody’s” shall mean Moody’s Investors Service, Inc., and its successors in interest.

“Morningstar” shall mean Morningstar Credit Ratings, LLC, and its successors in interest.

“Mortgage” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan Agreement” shall mean the Loan Agreement, dated as of September 25, 2017, among the Mortgage Loan Borrower, as borrower, Goldman Sachs Mortgage Company, Wells Fargo Bank, National Association and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, collectively, as lender, as may be amended, restated, supplemented or otherwise modified from time to time, subject to the terms hereof.

“Mortgage Loan Borrower” shall have the meaning assigned to such term in the recitals.

“Mortgage Loan Borrower Related Party” shall have the meaning assigned to such term in Section 13.

“Mortgage Loan Documents” shall mean, with respect to the Mortgage Loan, the Mortgage Loan Agreement, the Mortgage, the Notes and all other documents now or hereafter evidencing and securing the Mortgage Loan.

“Mortgage Loan Schedule” shall have the meaning assigned to such term in the recitals.

“Mortgaged Property” shall have the meaning assigned to such term in the recitals.

“Non-Controlling Note” shall mean each of Note A-1(A-NCP), Note A-1(B-CP), Note A-2, Note A-3(A-CP), Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP) and Note A-3(F-NCP).

“Non-Controlling Note Holder” means the Note A-1(A-NCP) Holder, the Note A-1(B-CP) Holder, the Note A-2 Holder, the Note A-3(A-CP) Holder, the Note A-3(B-CP) Holder, the Note A-3(C-CP) Holder, the Note A-3(D-NCP) Holder, the Note A-3(E-NCP) Holder or the Note A-3(F-NCP) Holder, as the case may be; provided that at any time Note A-1(A-NCP), Note A-1(B-CP), Note A-2, Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP)

or Note A-3(F-NCP), as applicable, is included in a Securitization, references to the “Non-Controlling Note Holder” herein shall mean the applicable Non-Lead Securitization Subordinate Class Representative or any other party assigned the rights to exercise the rights of the applicable “Non-Controlling Note Holder” hereunder, as and to the extent provided in the related Non-Lead Securitization Servicing Agreement and as to the identity of which the Lead Securitization Note Holder (and the Master Servicer and the Special Servicer) has been given written notice; provided that if at any time 50% or more of a Non-Controlling Note (or class of securities issued in a Securitization into which such Non-Controlling Note has been deposited is designated as the “controlling class”) is held by (or such other party otherwise assigned the rights to exercise the rights of the “controlling class” under the related Securitization Servicing Agreement is) the Mortgage Loan Borrower or a Borrower Party, no such Note Holder or other Person shall be entitled to exercise any rights of such Non-Controlling Note Holder under this Agreement or the related Securitization Servicing Agreement, and there shall be deemed to be no Non-Controlling Note Holder with respect to such Non-Controlling Note. The Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall not be required at any time to deal with more than one party exercising the rights of the “Non-Controlling Note Holder” herein or under the Lead Securitization Servicing Agreement and, (x) to the extent that the related Non-Lead Securitization Servicing Agreement assigns such rights to more than one party or (y) to the extent any Non-Controlling Note is split into two or more New Notes pursuant to Section 32, for purposes of this Agreement, the related Non-Lead Securitization Servicing Agreement or the holders of such New Notes shall designate one party to deal with Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) and provide written notice of such designation to the Lead Securitization Note Holder (and the Master Servicer and the Special Servicer acting on its behalf); provided that, in the absence of such designation and notice, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be entitled to treat the last party as to which it has received written notice as having been designated as the related Non-Controlling Note Holder, as the Non-Controlling Note Holder for all purposes of this Agreement with respect to any Non-Controlling Note. As of the date hereof and until further notice from the applicable Non-Lead Securitization Note Holder (or the related Non-Lead Master Servicer or another party acting on its behalf), the Initial Note A-1(A-NCP) Holder is the Non-Controlling Note Holder with respect to Note A-1(A-NCP), the Initial Note A-1(B-CP) Holder is the Non-Controlling Note Holder with respect to Note A-1(B-CP), the Initial Note A-2 Holder is the Non-Controlling Note Holder, the Initial Note A-3(A-CP) Holder is the Non-Controlling Note Holder with respect to Note A-3(A-CP), the Initial Note A-3(B-CP) Holder is the Non-Controlling Note Holder with respect to Note A-3(B-CP), the Initial Note A-3(C-CP) Holder is the Non-Controlling Note Holder with respect to Note A-3(C-CP), the Initial Note A-3(D-NCP) Holder is the Non-Controlling Note Holder with respect to Note A-3(D-NCP), the Initial Note A-3(E-NCP) Holder is the Non-Controlling Note Holder with respect to Note A-3(E-NCP) and the Initial Note A-3(F-NCP) Holder is the Non-Controlling Note Holder with respect to Note A-3(F-NCP).

Prior to Securitization of any Non-Lead Securitization Note (including any New Notes), all notices, reports, information or other deliverables required to be delivered to the related Non-Lead Securitization Note Holder or the related Non-Controlling Note Holder pursuant to this Agreement or the Lead Securitization Servicing Agreement by the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) only need to be delivered to the related Non-Controlling Note Holder Representative and, when so delivered to such Non-Controlling Note Holder or Non-Controlling Note Holder Representative, if one is appointed, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Lead Securitization Servicing Agreement. Following Securitization of any Non-Lead Securitization Note, all notices, reports, information or other deliverables required to be delivered to the related Non-Lead Securitization Note Holder or the related Non-Controlling Note Holder pursuant to this Agreement or the Lead Securitization Servicing Agreement by the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be delivered to the related Non-Lead Master Servicer and the related Non-Lead Special Servicer (who then may forward such items to the party entitled to receive such items as and to the extent provided in the related Non-Lead Securitization Servicing Agreement) and, when so delivered to such Non-Lead Master Servicer and such Non-Lead Special Servicer, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Lead Securitization Servicing Agreement.

“Non-Controlling Note Holder Representative” shall have the meaning assigned to such term in Section 6(c).

“Non-Exempt Person” shall mean any Person other than a Person who is either (i) a U.S. Person or (ii) has on file with the Agent for the relevant year such duly-executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (A) any income tax treaty between the United States and the country of residence of such Person, (B) the Code or (C) any applicable rules or regulations in effect under clauses (A) or (B) above, permit the Servicer on behalf of the Note Holders to make such payments free of any obligation or liability for withholding.

“Non-Lead Asset Representations Reviewer” shall mean the “asset representations reviewer” or other analogous term under the related Non-Lead Securitization Servicing Agreement.

“Non-Lead Depositor” shall mean the “depositor” under the Non-Lead Securitization Servicing Agreement.

“Non-Lead Master Servicer” shall have the meaning assigned to such term in Section 2(b).

“Non-Lead Securitization” shall mean any Securitization other than the Lead Securitization.

“Non-Lead Securitization Note” shall mean any Note other than the Lead Note.

“Non-Lead Securitization Note Holder” shall mean any holder of a Non-Lead Securitization Note.

“Non-Lead Securitization Servicing Agreement” shall mean, (a) prior to the Securitization of Note A-1(A-CP), any Securitization Servicing Agreement other than the Lead

Securitization Servicing Agreement and (b) on and after the Securitization of Note A-1(A-CP), the Note A-1(A-NCP) Pooling and Servicing Agreement, the Note A-1(B-CP) Pooling and Servicing Agreement, the Note A-2 Pooling and Servicing Agreement, the Note A-3(A-CP) Pooling and Servicing Agreement, the Note A-3(B-CP) Pooling and Servicing Agreement, the Note A-3(C-CP) Pooling and Servicing Agreement, the Note A-3(D-NCP) Pooling and Servicing Agreement, the Note A-3(E-NCP) Pooling and Servicing Agreement and the Note A-3(F-NCP) Pooling and Servicing Agreement, as applicable.

“Non-Lead Securitization Subordinate Class Representative” shall mean the holders of the majority of the class of securities issued in the Securitization of any Non-Lead Securitization Note designated as the “controlling class” pursuant to such Non-Lead Securitization Servicing Agreement or their duly appointed representative.

“Non-Lead Securitization Trust” shall mean each Securitization Trust into which a Non-Lead Securitization Note is deposited.

“Non-Lead Special Servicer” shall have the meaning assigned to such term in Section 2(b).

“Non-Lead Trustee” shall have the meaning assigned to such term in Section 2(b).

“Non-Securitizing Note Holder” shall mean, with respect to a Securitization, each Note Holder that is not a Securitizing Note Holder with respect to such Securitization.

“Nonrecoverable Property Protection Advance” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Note A-1(A-CP)” shall have the meaning assigned to such term in the recitals.

“Note A-1(A-CP) Holder” shall mean the Initial Note A-1(A-CP) Holder or any subsequent holder of Note A-1(A-CP), as applicable.

“Note A-1(A-CP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-1(A-CP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-1(A-CP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-1(A-CP) Securitization” shall mean the Securitization of Note A-1(A-CP) in a Securitization Trust to be designated by the Note A-1(A-CP) Holder.

“Note A-1(A-NCP)” shall have the meaning assigned to such term in the recitals.

“Note A-1(A-NCP) Holder” shall mean the Initial Note A-1(A-NCP) Holder or any subsequent holder of Note A-1(A-NCP), as applicable.

“Note A-1(A-NCP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-1(A-NCP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-1(A-NCP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-1(A-NCP) Securitization” shall mean the Securitization of Note A-1(A-NCP) in a Securitization Trust to be designated by the Note A-1(A-NCP) Holder.

“Note A-1(B-CP)” shall have the meaning assigned to such term in the recitals.

“Note A-1(B-CP) Holder” shall mean the Initial Note A-1(B-CP) Holder or any subsequent holder of Note A-1(B-CP), as applicable.

“Note A-1(B-CP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-1(B-CP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-1(B-CP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-1(B-CP) Securitization” shall mean the Securitization of Note A-1(B-CP) in a Securitization Trust to be designated by the Note A-1(B-CP) Holder.

“Note A-2” shall have the meaning assigned to such term in the recitals.

“Note A-2 Holder” shall mean the Initial Note A-2 Holder or any subsequent holder of Note A-2, as applicable.

“Note A-2 Pooling and Servicing Agreement” shall mean the pooling and servicing agreement to be entered into in connection with the Securitization of Note A-2.

“Note A-2 Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-2 Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-2 Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-2 Securitization” shall mean the Securitization of Note A-2 in a Securitization Trust to be designated by the Note A-2 Holder.

“Note A-3(A-CP)” shall have the meaning assigned to such term in the recitals.

“Note A-3(A-CP) Holder” shall mean the Initial Note A-3(A-CP) Holder or any subsequent holder of Note A-3(A-CP), as applicable.

“Note A-3(A-CP) Pooling and Servicing Agreement” mean the pooling and servicing agreement to be entered into in connection with the Securitization of Note A-3(A-CP).

“Note A-3(A-CP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-3(A-CP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-3(A-CP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-3(A-CP) Securitization” shall mean the Securitization of Note A-3(A-CP) in a Securitization Trust to be designated by the Note A-3(A-CP) Holder.

“Note A-3(B-CP)” shall have the meaning assigned to such term in the recitals.

“Note A-3(B-CP) Holder” shall mean the Initial Note A-3(B-CP) Holder or any subsequent holder of Note A-3(B-CP), as applicable.

“Note A-3(B-CP) Pooling and Servicing Agreement” shall mean the pooling and servicing agreement to be entered into in connection with the Securitization of Note A-3(B-CP).

“Note A-3(B-CP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-3(B-CP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-3(B-CP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-3(B-CP) Securitization” shall mean the Securitization of Note A-3(B-CP) in a Securitization Trust to be designated by the Note A-3(B-CP) Holder.

“Note A-3(C-CP)” shall have the meaning assigned to such term in the recitals.

“Note A-3(C-CP) Holder” shall mean the Initial Note A-3(C-CP) Holder or any subsequent holder of Note A-3(C-CP), as applicable.

“Note A-3(C-CP) Pooling and Servicing Agreement” mean the pooling and servicing agreement to be entered into in connection with the Securitization of Note A-3(C-CP).

“Note A-3(C-CP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-3(C-CP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-3(C-CP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-3(C-CP) Securitization” shall mean the Securitization of Note A-3(C-CP) in a Securitization Trust to be designated by the Note A-3(C-CP) Holder.

“Note A-3(D-NCP)” shall have the meaning assigned to such term in the recitals.

“Note A-3(D-NCP) Holder” shall mean the Initial Note A-3(D-NCP) Holder or any subsequent holder of Note A-3(D-NCP), as applicable.

“Note A-3(D-NCP) Pooling and Servicing Agreement” mean the pooling and servicing agreement to be entered into in connection with the Securitization of Note A-3(D-NCP).

“Note A-3(D-NCP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-3(D-NCP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-3(D-NCP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-3(D-NCP) Securitization” shall mean the Securitization of Note A-3(D-NCP) in a Securitization Trust to be designated by the Note A-3(D-NCP) Holder.

“Note A-3(E-NCP)” shall have the meaning assigned to such term in the recitals.

“Note A-3(E-NCP) Holder” shall mean the Initial Note A-3(E-NCP) Holder or any subsequent holder of Note A-3(E-NCP), as applicable.

“Note A-3(E-NCP) Pooling and Servicing Agreement” mean the pooling and servicing agreement to be entered into in connection with the Securitization of Note A-3(E-NCP).

“Note A-3(E-NCP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-3(E-NCP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-3(E-NCP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-3(E-NCP) Securitization” shall mean the Securitization of Note A-3(E-NCP) in a Securitization Trust to be designated by the Note A-3(E-NCP) Holder.

“Note A-3(F-NCP)” shall have the meaning assigned to such term in the recitals.

“Note A-3(F-NCP) Holder” shall mean the Initial Note A-3(F-NCP) Holder or any subsequent holder of Note A-3(F-NCP), as applicable.

“Note A-3(F-NCP) Pooling and Servicing Agreement” mean the pooling and servicing agreement to be entered into in connection with the Securitization of Note A-3(F-NCP).

“Note A-3(F-NCP) Principal Balance” shall mean, with respect to the Mortgage Loan, at any time of determination, the Initial Note A-3(F-NCP) Principal Balance set forth on the Mortgage Loan Schedule, less any payments of principal thereon received by the Note A-3(F-NCP) Holder or reductions in such amount pursuant to Section 3 or 4, as applicable.

“Note A-3(F-NCP) Securitization” shall mean the Securitization of Note A-3(F-NCP) in a Securitization Trust to be designated by the Note A-3(F-NCP) Holder.

“Note Holders” shall mean collectively, the Note A-1(A-CP) Holder, the Note A-1(A-NCP) Holder, the Note A-1(B-CP) Holder, the Note A-2 Holder, the Note A-3(A-CP) Holder, the Note A-3(B-CP) Holder, the Note A-3(C-CP) Holder, the Note A-3(D-NCP) Holder, the Note A-3(E-NCP) Holder and the Note A-3(F-NCP) Holder.

“Note Pledgee” shall have the meaning assigned to such term in Section 14(c).

“Note Principal Balance” shall mean each of the Note A-1(A-CP) Principal Balance, the Note A-1(A-NCP) Principal Balance, the Note A-1(B-CP) Principal Balance, the Note A-2 Principal Balance, the Note A-3(A-CP) Principal Balance, the Note A-3(B-CP)

Principal Balance, the Note A-3(C-CP) Principal Balance, the Note A-3(D-NCP) Principal Balance, the Note A-3(E-NCP) Principal Balance and the Note A-3(F-NCP) Principal Balance.

“Note Register” shall have the meaning assigned to such term in Section 15.

“Notes” shall mean, collectively, Note A-1(A-CP), Note A-1(A-NCP), Note A-1(B-CP), Note A-2, Note A-3(A-CP), Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP) and Note A-3(F-NCP).

“Operating Advisor” shall mean the operating advisor appointed as provided in the Lead Securitization Servicing Agreement.

“Original Lender” shall have the meaning assigned to such term in the recitals.

“Owned Note” shall have the meaning assigned to such term in Section 32.

“P&I Advance” shall mean an advance made by (a) a party to the Lead Securitization Servicing Agreement in respect of a delinquent monthly debt service payment on the Lead Securitization Note or (b) a party to any Non-Lead Securitization Servicing Agreement in respect of a delinquent monthly debt service payment on a Non-Lead Securitization Note.

“Percentage Interest” shall mean, with respect to any Note and the applicable Note Holder, a fraction, expressed as a percentage, the numerator of which is the Note Principal Balance of such Note and the denominator of which is the sum of the Note Principal Balances of all of the Notes.

“Periodic Payment” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Permitted Fund Manager” shall mean any Person that on the date of determination is (i) one of the entities on Exhibit C attached hereto and made a part hereof or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000 and (iii) not subject to a proceeding relating to the bankruptcy, insolvency, reorganization or relief of debtors.

“Pledge” shall have the meaning assigned to such term in Section 14(c).

“Property Protection Advances” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Pro Rata and Pari Passu Basis” shall mean with respect to the Notes and the Note Holders, the allocation of any particular payment, collection, cost, expense, liability or other amount between such Notes or such Note Holders, as the case may be, without any priority of any such Note or any such Note Holder over another such Note or Note Holder, as the case may be, and in any event such that each Note or Note Holder, as the case may be, is allocated its respective Percentage Interest of such particular payment, collection, cost, expense, liability or other amount.

“Qualified Institutional Lender” shall mean each of the Initial Note Holders and any other U.S. Person that is:

(a)          an entity Controlled (as defined below) by, under common Control with or that Controls either of the Initial Note Holders, or

(b)          one or more of the following:

(i)          an insurance company, bank, savings and loan association, investment bank, trust company, commercial credit corporation, pension plan, pension fund, pension fund advisory firm, mutual fund, real estate investment trust, governmental entity or plan, or

(ii)         an investment company, money management firm or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended, or

(iii)        a Qualified Trustee in connection with (a) a securitization of, (b) the creation of collateralized debt obligations (“CDO”) secured by, or (c) a financing through an “owner trust” of, a Note or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies that assigned a rating to one or more classes of securities issued in connection with a Securitization (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of such Note or any interest therein to such Securitization Vehicle); (2) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has a Required Special Servicer Rating or is otherwise acceptable to the Rating Agencies rating each Securitization (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Note or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CDO Asset Manager which is a Qualified Institutional Lender, are each a Qualified Institutional Lender under clauses (i), (ii), (iv) or (v) of this definition, or

(iv)        an investment fund, limited liability company, limited partnership or general partnership having capital and/or capital commitments of at least $250,000,000, in which (A) any Initial Note Holder, (B) a person that is otherwise a Qualified Institutional Lender under clause (i), (ii) or (v) (with respect to an institution substantially similar to the entities referred to in clause (i) or (ii) above), or (C) a Permitted Fund Manager, acts as a general partner, managing member, or the fund manager responsible for the day-to-day management and operation of such investment vehicle and provided that at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Institutional Lenders (without regard to the capital surplus/equity and total asset requirements set forth below in the definition), or

(v)         an institution substantially similar to any of the foregoing, and in the case of any entity referred to in clause (b)(i), (ii), (iii), (iv)(B) or (v) of this definition, (x) such entity has at least $200,000,000 in capital/statutory surplus or shareholders’ equity (except with respect to a pension advisory firm or similar fiduciary) and at least $600,000,000 in total assets (in name or under management), and (y) is regularly engaged in the business of making or owning commercial real estate loans (or interests therein) similar to the Mortgage Loan (or mezzanine loans with respect thereto) or owning or operating commercial real estate properties; provided that, in the case of the entity described in clause (iv)(B) above, the requirements of this clause (y) may be satisfied by a general partner, managing member, or the fund manager responsible for the day-to-day management and operation of such entity; or

(c)          any entity Controlled by any of the entities described in clause (b) (other than clause (b)(iii)) above or that is the subject of a Rating Agency Confirmation as a Qualified Institutional Lender for purposes of this Agreement from each of the Rating Agencies engaged by the Depositor and any Non-Lead Depositor to rate the securities issued by the related Securitization Trust.

“Qualified Trustee” means any Person that is (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (ii) an institution whose long-term senior unsecured debt is rated at least “A” (or its equivalent) by each of the applicable Rating Agencies (or, if not rated by an applicable Rating Agency, an equivalent (or higher) rating from any two of Fitch, Moody’s and S&P).

“Rating Agencies” shall mean DBRS, Fitch, KBRA, Moody’s, Morningstar and S&P and their respective successors in interest or, if any of such entities shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency reasonably designated by any Note Holder to rate the securities issued in connection with the Securitization of the related Note; provided, however, that, at any time during which the Mortgage Loan is an asset of one or more Securitizations, “Rating Agencies” or “Rating Agency” shall mean only those rating agencies that are engaged from time to time to rate the securities issued in connection with the Securitizations of the Notes.

“Rating Agency Confirmation” shall mean with respect to any matter, confirmation in writing (which may be in electronic form) by each applicable Rating Agency that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then-current rating assigned to any class of certificates (if then rated by the Rating Agency); provided that a written waiver or other acknowledgment from the Rating Agency indicating its decision not to review the matter for which the Rating Agency Confirmation is sought shall be deemed to satisfy the requirement for the Rating Agency Confirmation from each Rating Agency with respect to such matter.

“Redirection Notice” shall have the meaning assigned to such term in Section 14(c).

“Regulation AB” shall mean Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time, in each case as effective from time to time as of the compliance dates specified therein.

“REMIC” shall have the meaning assigned to such term in Section 5(e).

“Required Special Servicer Rating” shall mean with respect to a special servicer (i) in the case of Fitch, a rating of “CSS3”, (ii) in the case of S&P, such special servicer is on S&P’s Select Servicer List as a U.S. Commercial Mortgage Special Servicer, (iii) in the case of Moody’s, such special servicer is acting as special servicer for one or more loans included in a commercial mortgage loan securitization that was rated by Moody’s prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage loans, (iv) in the case of Morningstar, such special servicer is currently acting as special servicer on a deal or transaction-level basis for all or a significant portion of the related mortgage loans in one or more other commercial mortgage-backed securitizations, and Morningstar has not, with respect to any such other transactions, qualified, downgraded or withdrawn its rating or ratings on one or more classes of securities issued in such transactions, (v) in the case of DBRS, such special servicer is then acting as special servicer for one or more loans included in a commercial mortgage loan securitization that was rated by DBRS prior to the date of determination, and DBRS has not cited servicing concerns of such special servicer as the sole or a material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such special servicer prior to the time of determination, and (vi) in the case of KBRA, KBRA has not cited servicing concerns of such special servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such special servicer prior to the time of determination.

“Restricted Mezzanine Holder” shall mean a holder of a related mezzanine loan that has been accelerated or as to which the mezzanine lender has initiated foreclosure proceedings or enforcement proceedings against the equity collateral pledged to secure such mezzanine loan.

“S&P” shall mean S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, and its successors in interest.

“Securitization” shall mean one or more sales by a Note Holder of all or a portion of such Note to a depositor, who will in turn include such portion of such Note as part of a securitization of one or more mortgage loans.

“Securitization Servicing Agreement” shall mean the Lead Securitization Servicing Agreement or any Non-Lead Securitization Servicing Agreement, as applicable.

“Securitization Trust” shall mean a trust formed pursuant to a Securitization pursuant to which any Note is held.

“Securitization Vehicle” shall have the meaning assigned to such term in the definition of “Qualified Institutional Lender.”

“Securitizing Note Holder” shall mean, with respect to a Securitization, each Note Holder that is contributing its Note to such Securitization.

“Servicer” shall mean the Master Servicer or the Special Servicer, as the context may require.

“Servicer Termination Event” shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement.

“Servicing Fee” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Servicing Fee Rate” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Servicing Standard” shall have the meaning assigned to such term or an analogous term in the Lead Securitization Servicing Agreement. The Servicing Standard in the Lead Securitization Servicing Agreement shall require, among other things, that each Servicer, in servicing the Mortgage Loan, must take into account the interests of each Note Holder.

“Special Servicer” shall mean the special servicer or excluded mortgage loan special servicer, as applicable, appointed as provided in the Lead Securitization Servicing Agreement and this Agreement.

“Special Servicing Fee” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

“Taxes” shall mean any income or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein.

“Transfer” shall have the meaning assigned to such term in Section 14.

“Trustee” shall mean the trustee appointed as provided in the Lead Securitization Servicing Agreement.

“U.S. Person” shall mean a citizen or resident of the United States, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, a trust in existence on August 20, 1996 which is eligible to elect to be treated as a U.S. Person).

“UBS AG, New York Branch” shall have the meaning assigned to such term in the preamble to this Agreement.

“WFB” shall have the meaning assigned to such term in the preamble to this Agreement.

“Whole Loan Custodial Account” shall mean the “Whole Loan Custodial Account” or “Companion Distribution Account” established for the Mortgage Loan pursuant to the Lead Securitization Servicing Agreement.

“Workout Fees” shall have the meaning given to such term or any one or more analogous terms in the Lead Securitization Servicing Agreement.

Section 2.     Servicing of the Mortgage Loan.

(a)       Each Note Holder acknowledges and agrees that, subject in each case to this Agreement, the Mortgage Loan shall be serviced from and after the date of the First Securitization pursuant to the Lead Securitization Servicing Agreement; provided that the Master Servicer shall not be obligated to advance monthly payments of principal or interest in respect of any Note other than the Lead Securitization Note if such principal or interest is not paid by the Mortgage Loan Borrower but shall be obligated to advance delinquent real estate taxes, insurance premiums and other expenses related to the maintenance of the Mortgaged Property and maintenance and enforcement of the lien of the Mortgage thereon, subject to the terms of the Lead Securitization Servicing Agreement including any provisions governing the determination of non-recoverability; provided, further that the Special Servicer, when appointed, has the Required Special Servicer Rating from each Rating Agency then rating a Securitization. Each Note Holder acknowledges that any other Note Holder may elect, in its sole discretion, to include its Note in a Securitization and agrees that it will, subject to Section 26, reasonably cooperate with such other Note Holder, at such other Note Holder’s expense, to effect such Securitization. Subject to the terms and conditions of this Agreement, each Note Holder hereby irrevocably and unconditionally consents to the appointment of the Master Servicer, Operating Advisor, Certificate Administrator and the Trustee under the Lead Securitization Servicing Agreement by the Depositor and the appointment of the initial Special Servicer by the Controlling Note Holder as may be replaced pursuant to the terms of the Lead

Securitization Servicing Agreement and agrees to reasonably cooperate with the Master Servicer and the Special Servicer with respect to the servicing of the Mortgage Loan in accordance with the Lead Securitization Servicing Agreement. Each Note Holder hereby irrevocably appoints the Master Servicer, the Special Servicer and the Trustee in the Lead Securitization as such Note Holder’s attorney-in-fact to sign any documents reasonably required with respect to the administration and servicing of the Mortgage Loan on its behalf under the Lead Securitization Servicing Agreement (subject at all times to the rights of the Note Holder set forth herein and in the Lead Securitization Servicing Agreement). In no event shall the Lead Securitization Servicing Agreement require the Servicer to enforce the rights of any Note Holder against any other Note Holder or limit the Servicer in enforcing the rights of one Note Holder against any other Note Holder; however, this statement shall not be construed to otherwise limit the rights of one Note Holder with respect to the other Note Holders. Each Servicer shall be required pursuant to the Lead Securitization Servicing Agreement to service the Mortgage Loan in accordance with the Servicing Standard, the terms of the Mortgage Loan Documents, the Lead Securitization Servicing Agreement and applicable law, and shall not take any action or refrain from taking any action or follow any direction inconsistent with the foregoing.

At any time after the First Securitization that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, the Note Holders agree to cause the Mortgage Loan to be serviced by one or more servicers, each of which has been agreed upon by the Note Holders, pursuant to a servicing agreement that has servicing terms substantially similar to the Lead Securitization Servicing Agreement and all references herein to the “Lead Securitization Servicing Agreement” shall mean such subsequent servicing agreement; provided, however, that if any Non-Lead Securitization Note is in a Securitization, then a Rating Agency Confirmation shall have been obtained from each other Rating Agency with respect to any such Non-Lead Securitization Note regarding any Special Servicer to be appointed under such replacement servicing agreement that does not have the Required Special Servicer Rating for such Rating Agency or, with respect to the Master Servicer, would not otherwise meet the conditions to be a servicer under the Lead Securitization Servicing Agreement that is being replaced; provided, further, however, that until a replacement servicing agreement has been entered into, the Lead Securitization Note Holder shall cause the Mortgage Loan to be serviced pursuant to the provisions of the Lead Securitization Servicing Agreement as if such agreement was still in full force and effect with respect to the Mortgage Loan, by the Servicers in the Lead Securitization or by any Person appointed by the Lead Securitization Note Holder that is a Person meeting the requirements of a master servicer under the Lead Securitization Servicing Agreement and, in the case of the Special Servicer, that meets the Required Special Servicer Rating for each Rating Agency then rating securities of a Non-Lead Securitization, but with the obligation of such Servicer to make any P&I Advances in respect of the Mortgage Loan being deemed inoperative.

(b)       The Master Servicer shall be the lead master servicer on the Mortgage Loan, and from time to time it (or the Trustee or the Special Servicer, to the extent provided in the Lead Securitization Servicing Agreement) (i) shall be required to make Property Protection Advances with respect to the Mortgage Loan, subject to the terms of the Lead Securitization Servicing Agreement and this Agreement, and (ii) may be required to make P&I Advances on the Lead Securitization Note, if and to the extent provided in the Lead Securitization Servicing

Agreement and this Agreement. The Master Servicer, the Special Servicer and the Trustee, as applicable, will be entitled to reimbursement for a Property Protection Advance, first from funds on deposit in the Collection Account and/or the Whole Loan Custodial Account for the Mortgage Loan that (in any case) represent amounts received on or in respect of the Mortgage Loan, and then, in the case of Nonrecoverable Property Protection Advances, if such funds on deposit in the Collection Account and/or the Whole Loan Custodial Account are insufficient, from general collections of the Lead Securitization as provided in the Lead Securitization Servicing Agreement and from general collections of any Non-Lead Securitization as provided below. The Master Servicer, the Special Servicer and the Trustee, as applicable, will be entitled to reimbursement for advance interest amounts on a Property Protection Advance or a Nonrecoverable Property Protection Advance, in the manner and from the sources provided in the Lead Securitization Servicing Agreement, including from general collections of the Lead Securitization and, in the case of Property Protection Advances, from general collections of any Non-Lead Securitization as provided below. To the extent the Master Servicer, the Special Servicer or the Trustee, as applicable, obtains funds from general collections of the Lead Securitization as a reimbursement for a Nonrecoverable Property Protection Advance or any advance interest amounts on a Property Protection Advance or a Nonrecoverable Property Protection Advance, any Non-Lead Securitization Note Holder (including from general collections or any other amounts from any Non-Lead Securitization Trust) shall be required to, promptly following notice from the Master Servicer, reimburse the Lead Securitization for its pro rata share of such Nonrecoverable Property Protection Advance or advance interest amounts.

In addition, any Non-Lead Securitization Note Holder (including, but not limited to, any Non-Lead Securitization Trust) shall be required to, promptly following notice from the Master Servicer or the Special Servicer, pay or reimburse the Lead Securitization for such Non-Lead Securitization Note Holder’s pro rata share of any additional trust fund expenses with respect to the Mortgage Loan and the Mortgaged Property, any other fees, costs or expenses incurred in connection with the servicing and administration of the Mortgage Loan as to which the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Operating Advisor or the Depositor, as applicable, is entitled to be reimbursed pursuant to the Lead Securitization Servicing Agreement and any costs, fees and expenses related to obtaining any Rating Agency Confirmation, to the extent amounts on deposit in the Collection Account and/or the Whole Loan Custodial Account that are allocated to such Non-Lead Securitization Note are insufficient for reimbursement of such amounts. Each Non-Lead Securitization Holder agrees to indemnify (i) (as and to the same extent the Lead Securitization Trust is required to indemnify each of the following parties in respect of other mortgage loans in the Lead Securitization Trust pursuant to the terms of the Lead Securitization Servicing Agreement) each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Operating Advisor and the Depositor (and any director, officer, employee or agent of any of the foregoing, to the extent such parties are identified as indemnified parties in the Lead Securitization Servicing Agreement in respect of other mortgage loans) and (ii) the Lead Securitization Trust (such parties in clause (i) and the Lead Securitization Trust, collectively, the “Indemnified Parties”) against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with the servicing and administration of the Mortgage Loan and the Mortgaged Property (or, with respect to the Operating Advisor, incurred in connection with the provision of services for the Mortgage Loan) under the Lead Securitization Servicing Agreement (collectively, the “Indemnified Items”) to the extent of its pro rata share of such Indemnified Items, and to the extent amounts on deposit in the Collection Account and/or the Whole Loan Custodial Account that are allocated to the related Non-Lead Securitization Note are insufficient for reimbursement of such amounts, such Non-Lead Securitization Note Holder shall be required to, promptly following notice from the Master Servicer, the Special Servicer or the Trustee, reimburse each of the applicable Indemnified Parties for its pro rata share of the insufficiency, (including, if such Non-Lead Securitization Note has been included in a Non-Lead Securitization, from general collections or any other amounts from the related Non-Lead Securitization Trust).

The master servicer under any Non-Lead Securitization (each, a “Non-Lead Master Servicer”) may be required to make P&I Advances on the related Non-Lead Securitization Note, from time to time, subject to the terms of the respective Non-Lead Securitization Servicing Agreement, the Lead Securitization Servicing Agreement and this Agreement. The Master Servicer, the Special Servicer and the Trustee, as applicable, shall be entitled to make their own recoverability determination with respect to a P&I Advance to be made on the Lead Securitization Note based on the information that they have on hand and in accordance with the Lead Securitization Servicing Agreement. Each Non-Lead Master Servicer and the special servicer and the trustee under any Non-Lead Securitization Servicing Agreement (respectively, each, a “Non-Lead Special Servicer” and each, a “Non-Lead Trustee”), as applicable, shall be entitled to make their own recoverability determination with respect to a P&I Advance to be made on the related Non-Lead Securitization Note based on the information that they have on hand and in accordance with the related Non-Lead Securitization Servicing Agreement. The Master Servicer and the Trustee, as applicable, and each Non-Lead Master Servicer or each Non-Lead Trustee shall be required to notify the other of the amount of its P&I Advance within two business days of making such advance. If the Master Servicer, the Special Servicer or the Trustee, as applicable (with respect to the Lead Securitization Note) or a Non-Lead Master Servicer, a Non-Lead Special Servicer or a Non-Lead Trustee, as applicable (with respect to a Non-Lead Securitization Note), determines that a proposed P&I Advance, if made, would be non-recoverable or an outstanding P&I Advance is or would be non-recoverable, or if the Master Servicer, the Special Servicer or the Trustee, as applicable, subsequently determines that a proposed Property Protection Advance would be non-recoverable or an outstanding Property Protection Advance is or would be non-recoverable, then the Master Servicer or the Trustee (as provided in the Lead Securitization Servicing Agreement, in the case of a determination of non-recoverability by the Master Servicer, the Special Servicer or the Trustee) or a Non-Lead Master Servicer or a Non-Lead Trustee (as provided in the related Non-Lead Securitization Servicing Agreement, in the case of the a determination of non-recoverability by a Non-Lead Master Servicer, a Non-Lead Special Servicer or a Non-Lead Trustee) shall notify the Master Servicer and the Trustee, or the related Non-Lead Master Servicer and the related Non-Lead Trustee, as the case may be, of the other Securitization within two business days of making such determination. Each of the Master Servicer, the Trustee, each Non-Lead Master Servicer and each Non-Lead Trustee, as applicable, will only be entitled to reimbursement for a P&I Advance and advance interest thereon that becomes non-recoverable first from the Whole Loan Custodial Account from amounts allocable to the Note for which such P&I Advance was made, and then, if funds are insufficient, (i) in the case of the Lead Securitization Note, from general collections of the Lead Securitization Trust, pursuant to the terms of the Lead Securitization Servicing Agreement and (ii) in the case of a Non-Lead Securitization Note, from general collections of the related Securitization Trust, as and to the extent provided in the related Non-Lead Securitization Servicing Agreement.

(c)        The Lead Securitization Note Holder agrees that it shall cause the Lead Securitization Servicing Agreement to provide as follows (and to the extent such following provisions are not included in the Lead Securitization Servicing Agreement, they shall be deemed incorporated therein and made a part thereof):

(i)          the Master Servicer shall remit all payments received with respect to the Non-Lead Securitization Note, net of the servicing fees payable to the Master Servicer and Special Servicer with respect to such Non-Lead Securitization Note, and any other applicable fees and reimbursements payable to the Master Servicer, the Special Servicer and the Trustee, to the Non-Lead Securitization Note Holder by the earlier of (x) the Master Servicer Remittance Date or (y) the Business Day immediately succeeding the “determination date” (or any term substantially similar thereto) as defined in the Non-Lead Securitization Servicing Agreement (such determination date, the “Non-Lead Securitization Determination Date”), provided, however, no remittance is required to be made until two business days after receipt of properly identified funds constituting the related the scheduled monthly payment date under the Mortgage Loan Agreement, provided further, that any late collections received by the Master Servicer after the related due date under the Mortgage Loan shall be remitted by the Master Servicer in accordance with clause (c)(xiii) below;

(ii)         with respect to the Non-Lead Securitization Note that is held by a Securitization, the Master Servicer agrees to deliver or cause to be delivered or to make available to the Non-Lead Master Servicer all reports required to be delivered by the Master Servicer to the Certificate Administrator under the Lead Securitization Servicing Agreement (which shall include all loan-level reports constituting the CREFC® Investor Reporting Package (IRP)) pursuant to the terms of the Lead Securitization Servicing Agreement, to the extent related to the Mortgage Loan, the Mortgaged Property, the Non-Lead Securitization Note, the Master Servicer, the Special Servicer, the Certificate Administrator or the Trustee, by the earlier of (x) the Master Servicer Remittance Date and (y) the Business Day following the Non-Lead Securitization Determination Date, in each case so long as the date on which delivery is required under this clause (i) is at least one business day after the scheduled monthly payment date under the Mortgage Loan Agreement;

(iii)        the Master Servicer and Special Servicer, as applicable, shall provide (in electronic media) to each Non-Controlling Note Holder all documents, certificates, instruments, notices, reports, operating statements, rent rolls and other information regarding the Mortgage Loan that it has provided, or that it is required to provide, to the Controlling Note Holder or the Operating Advisor in connection with any request for consent made to, or consultation with, the Non-Controlling Note Holder;

(iv)        the Non-Lead Securitization Note Holder shall be entitled to the same indemnity as the Lead Securitization Note Holder under the Lead Securitization Servicing Agreement; each of the Master Servicer, the Special Servicer, the Trustee, the

Certificate Administrator, the Operating Advisor, the Custodian shall be required to (and shall require any Servicing Function Participant or Additional Servicer engaged by it to) indemnify each Certifying Person and the depositor of any public Securitization related to a Non-Lead Securitization Note, and their respective directors and officers and controlling persons, to the same extent that they indemnify the Depositor (as depositor in respect of the Lead Securitization) and each Certifying Person for (i) its failure to perform its obligations to such depositor or Non-Lead Trustee under Article XI (or any article substantially similar thereto that addresses Exchange Act reporting and Regulation AB compliance) of the Lead Securitization Servicing Agreement by the time required after giving effect to any applicable grace period or cure period, (ii) the failure of any Servicing Function Participant or Additional Servicer retained by it (other than a Mortgage Loan Seller Sub-Servicer) to perform its obligations to such depositor or trustee under such Article XI (or any article substantially similar thereto that addresses Exchange Act reporting and Regulation AB compliance) of the Lead Securitization Servicing Agreement by the time required and/or (iii) any Deficient Exchange Act Deliverable regarding, and delivered by or on behalf of, such party;

(v)        with respect to any Non-Lead Securitization that is subject to reporting requirements under the Securities Act, the Exchange Act (including Rule 15Ga-1), and Regulation AB, (a) the Master Servicer, any primary servicer, the Special Servicer, the Trustee, the Certificate Administrator or other party acting as custodian for the Lead Securitization shall be required to deliver (and shall be required to cause each other servicer and servicing function participant (within the meaning of Items 1123 and 1122, respectively, of Regulation AB) retained or engaged by it to deliver; provided that such party shall only be required to use commercially reasonable efforts to cause a Mortgage Loan Seller Sub-Servicer to deliver), to the Non-Lead Depositor and the Non-Lead Trustee, in a timely manner, (i) the reports, certifications, compliance statements, accountants’ assessments and attestations, and all information to be included in reports (including, without limitation, Form ABS 15G, Form 10-K, Form 10-D and Form 8-K), and (ii) upon request, any other materials specified in the Non-Lead Securitization Servicing Agreement, in the case of clauses (i) and (ii), as the parties to each Non-Lead Securitization may reasonably require in order to comply with their obligations under the Securities Act, the Exchange Act (including Rule 15Ga-1), Regulation AB and Form SF-3 and (b) without limiting the generality of the foregoing, the Initial Note Holder of the Lead Securitization Note shall provide in a timely manner to the Non-Lead Depositor and the Non-Lead Trustee, if any, a copy of the Lead Securitization Servicing Agreement in EDGAR-compatible format (but not later than one business day following the closing date of the Lead Securitization) and each Servicer under the Lead Securitization Servicing Agreement will be required, upon prior written request, to provide to the Non-Lead Depositor and the Non-Lead Trustee, if any, any other information required to comply in a timely manner with applicable filing requirements under Items 1.01 and 6.02 of Form 8-K, any other disclosure information required pursuant to Regulation AB, in each case in a timely manner for inclusion in any disclosure document (or for filing under Form 8-K, as applicable), and with respect to such Servicers, upon prior written request, market indemnification agreements, opinions and Regulation AB compliance letters as were or are being delivered with respect to the Lead Securitization (in each case at the expense of the Non-Lead Securitization Note Holder). The Master Servicer, any primary servicer and the Special Servicer shall each be required to provide certification and indemnification to each Certifying Person with respect to the Sarbanes-Oxley Certification (or analogous terms) as such terms are defined in the Non-Lead Securitization Servicing Agreement;

(vi)       each of the Master Servicer, the Special Servicer, the Custodian and the Trustee and each Affected Reporting Party (or analogous term) shall cooperate (and require each Servicing Function Participant and Additional Servicer retained by it to cooperate under the applicable Sub-Servicing Agreement), with the Non-Lead Depositor (including, without limitation, providing all due diligence information, reports, written responses, negotiations and coordination) to the same extent as such party is required to cooperate with the Depositor under Article XI (or any article substantially similar thereto that addresses Exchange Act reporting and Regulation AB compliance) of the Lead Securitization Servicing Agreement and in connection with Deficient Exchange Act Deliverables. All respective reasonable out-of-pocket costs and expenses incurred by the Non-Lead Depositor (including reasonable legal fees and expenses of outside counsel to such depositor) in connection with the foregoing (other than those costs and expenses related to participation by the Non-Lead Depositor in any telephone conferences and meetings with the United States Securities and Exchange Commission (the “Commission”) and other costs the Non-Lead Depositor must bear pursuant to Article XI (or any article substantially similar thereto that addresses Exchange Act reporting and Regulation AB compliance) of the Lead Securitization Servicing Agreement) and any amendments to any reports filed with the Commission therewith shall be promptly paid by the applicable Affected Reporting Party upon receipt of an itemized invoice from such Non-Lead Depositor;

(vii)      each Non-Lead Securitization Note Holder is an intended third-party beneficiary in respect of the rights afforded it under the Lead Securitization Servicing Agreement;

(viii)     each Non-Lead Master Servicer and each Non-Lead Special Servicer shall be a third-party beneficiary of the Lead Securitization Servicing Agreement with respect to all provisions therein expressly relating to compensation, reimbursement or indemnification of such Non-Lead Master Servicer or Non-Lead Special Servicer, as the case may be, and the provisions regarding coordination of advances;

(ix)        if the Mortgage Loan becomes a Defaulted Mortgage Loan and the Special Servicer determines to sell the Lead Securitization Note in accordance with the Lead Securitization Servicing Agreement, it shall have the right and the obligation to sell both of the Notes as notes evidencing one whole loan in accordance with the terms of the Lead Securitization Servicing Agreement. In connection with any such sale, the Special Servicer shall provide notice to each Non-Lead Master Servicer who shall provide notice to the related Non-Controlling Note Holder of the planned sale and of such Non-Controlling Note Holder’s opportunity to submit an offer on the Mortgage Loan;

(x)         the Lead Securitization Servicing Agreement shall not be amended in any manner that materially and adversely affects any Non-Lead Securitization Note Holder without the consent of such Non-Lead Securitization Note Holder;

(xi)        Servicer Termination Events with respect to the Master Servicer and the Special Servicer shall include: (i) solely with respect to the Master Servicer, the failure to timely remit payments to a Non-Lead Securitization Note Holder, which failure continues unremedied for one (1) Business Day following the date on which such payment was to be made; (ii) solely with respect to the Special Servicer, the failure to deposit into any REO Account any amount required to be so deposited within two (2) Business Days after the date such deposit was to be made, or the failure to remit to the Master Servicer for deposit into the Collection Account or the Companion Distribution Account, as applicable, any amount required to be so remitted by the Special Servicer within one (1) Business Day after the date such remittance was to be made; (iii) the qualification, downgrade or withdrawal, or placing on “watch status” in contemplation of a rating downgrade or withdrawal of the ratings of any class of certificates issued in connection with a Non-Lead Securitization by the rating agencies rating such securities (and such qualification, downgrade, withdrawal or “watch status” placement shall not have been withdrawn by such rating agencies within sixty (60) days of actual knowledge of such event by the Master Servicer or the Special Servicer, as the case may be), and publicly citing servicing concerns with the Master Servicer or Special Servicer, as applicable, as the sole or a material factor in such rating action; and (iv) the failure to provide to a Non-Lead Securitization Note Holder (if and to the extent required under the related Non-Lead Securitization) reports required under the Exchange Act, and the rules and regulations thereunder, in a timely fashion. Upon the occurrence of such a Servicer Termination Event with respect to the Master Servicer affecting a Non-Lead Securitization Note Holder, and the Master Servicer is not otherwise terminated pursuant to the Lead Securitization Servicing Agreement, the Trustee or the Master Servicer shall, upon the direction of a Non-Lead Securitization Note Holder, require the appointment of a subservicer with respect to the related Non-Lead Securitization Note. Upon the occurrence of a Servicer Termination Event with respect to the Special Servicer affecting a Non-Lead Securitization Note Holder, and the Special Servicer is not otherwise terminated pursuant to the Lead Securitization Servicing Agreement, the Trustee shall, upon direction of a Non-Lead Securitization Note Holder, terminate the Special Servicer with respect to, but only with respect to, the Mortgage Loan;

(xii)       in connection with (A) any amendment of the Lead Securitization Servicing Agreement, a party to such Lead Securitization Servicing Agreement is required to provide a copy of the executed amendment to each Non-Lead Depositor and one or more parties to the related Non-Lead Securitization Servicing Agreement (which may be by e-mail), together with a copy of such amendment in electronic format, no later than the effective date of such amendment, and (B) the termination, resignation and/or replacement of the Master Servicer or Special Servicer under the Lead Securitization Servicing Agreement, the replacement “master servicer” or replacement “special servicer”, as applicable, is required to provide to each Non-Lead Depositor and one or more parties to the related Non-Lead Securitization Servicing Agreement all disclosure about itself that is required to be included in Form 8-K no later than the date of effectiveness thereof;

(xiii)      any late collections received by the Master Servicer from the Mortgage Loan Borrower that are allocable to a Non-Lead Securitization Note or reimbursable to a Non-Lead Master Servicer or a Non-Lead Trustee shall be remitted by the Master Servicer to the related Non-Lead Master Servicer within one (1) Business Day of receipt of properly identified and available funds constituting such late collections; provided, however, that to the extent any such amounts are received after 2:00 p.m. Eastern time on any given Business Day, the Master Servicer shall use commercially reasonable efforts to remit such late collections to such Non-Lead Master Servicer within one (1) Business Day of receipt of properly identified and available funds but, in any event, the Master Servicer shall remit such amounts within two (2) Business Days of receipt of properly identified and available funds;

(xiv)      if a Non-Lead Securitization Note becomes the subject of an Asset Review pursuant to the related Non-Lead Securitization Servicing Agreement, the Master Servicer, the Special Servicer, the Trustee and the Custodian shall reasonably cooperate with the related Non-Lead Asset Representations Reviewer in connection with such Asset Review by providing such Non-Lead Asset Representations Reviewer with any documents reasonably requested by such Non-Lead Asset Representations Reviewer, but only to the extent such documents are in the possession of the Master Servicer, the Special Servicer, the Trustee or the Custodian, as the case may be;

(xv)       any conflict between the Lead Securitization Servicing Agreement and this Agreement shall be resolved in favor of this Agreement provided that in no event shall the Master Servicer or the Special Servicer, as the case may be, take any action or omit to take any action in accordance with the terms of this Agreement that would cause the Master Servicer or the Special Servicer, as the case may be, to violate the Servicing Standard or the REMIC Provisions;

(xvi)      primary servicing, special servicing, workout and liquidation fee rates shall not exceed 0.0025%, 0.25%, 1.00% and 1.00%, respectively, subject to any market minimum special servicing fees and fee offsets set forth in the Lead Securitization Servicing Agreement; and

(xvii)     each Lead Securitization Servicing Agreement shall also satisfy Moody’s rating methodology as of the closing date of the Lead Securitization Servicing Agreement for eligible accounts and permitted investments for a securitization rated “Aaa” by Moody’s.

(d)          Each Non-Lead Securitization Note Holder agrees that, if its Non-Lead Securitization Note is included in a Securitization, it shall cause the applicable Non-Lead Securitization Servicing Agreement to contain provisions to the effect that:

(i)          the related Non-Lead Securitization Note Holder shall be responsible for its pro rata share of any Property Protection Advances (and advance interest thereon) and any additional trust fund expenses, but only to the extent that they relate to servicing and administration of the Notes and the Mortgaged Property, including without limitation, any unpaid Special Servicing Fees, Liquidation Fees and Workout Fees relating to the Notes, and that in the event that the funds received with respect to each respective Note are insufficient to cover such Property Protection Advances or additional trust fund expenses, (A) the related Non-Lead Master Servicer will be required to, promptly following notice from the Master Servicer or the Special Servicer, pay or reimburse the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, or the Lead Securitization Trust, as applicable, out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement for such Non-Lead Securitization Note Holder’s pro rata share of any such Nonrecoverable Property Protection Advances (together with advance interest thereon) and/or additional trust fund expenses (including compensation due to the Master Servicer and the Special Servicer to the extent related to the servicing and administration of the Mortgage Loan and the Mortgaged Property), and (B) if the Lead Securitization Servicing Agreement permits the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Operating Advisor to reimburse itself from the Lead Securitization Trust’s general account, then the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Operating Advisor, as applicable, may do so, and the related Non-Lead Master Servicer will be required to, promptly following notice from the Master Servicer, the Special Servicer or the Trustee, reimburse the Lead Securitization Trust out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement for such Non-Lead Securitization Note Holder’s pro rata share of any such Nonrecoverable Property Protection Advances (together with advance interest thereon) and/or additional trust fund expenses (including compensation due to the Master Servicer and the Special Servicer to the extent related to the servicing and administration of the Mortgage Loan and the Mortgaged Property);

(ii)         each of the Indemnified Parties shall be indemnified (as and to the same extent the Lead Securitization Trust is required to indemnify each of such Indemnified Parties in respect of other mortgage loans in the Lead Securitization Trust pursuant to the terms of the Lead Securitization Servicing Agreement and, in the case of the Lead Securitization Trust, to the extent of any additional trust fund expenses with respect to the Mortgage Loan) by the related Non-Lead Securitization Trust, against any of the Indemnified Items to the extent of its pro rata share of such Indemnified Items, and to the extent amounts on deposit in the Whole Loan Custodial Account that are allocated to the Non-Lead Securitization Note are insufficient for reimbursement of such amounts, the related Non-Lead Master Servicer will be required to reimburse each of the applicable Indemnified Parties for the related Non-Lead Securitization Note’s pro rata share of the insufficiency out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement;

(iii)        the Non-Lead Certificate Administrator will be required to deliver to the Trustee, the Certificate Administrator, the Special Servicer, the Master Servicer and the Operating Advisor (i) promptly following the Certificate Administrator’s receipt of notice of the Securitization of the related Non-Lead Securitization Note, notice of the deposit of the related Non-Lead Securitization Note into a Securitization Trust (which notice shall also provide contact information for the trustee, the certificate administrator, the related Non-Lead Master Servicer, the related Non-Lead Special Servicer and the party designated to exercise the rights of the related “Non-Controlling Note Holder” under this Agreement), accompanied by a certified copy of such executed Non-Lead Securitization Servicing Agreement and (ii) notice of any subsequent change in the identity of the related Non-Lead Master Servicer or the party designated to exercise the rights of the related “Non-Controlling Note Holder” under this Agreement (together with the relevant contact information); and

(iv)       the Master Servicer, the Special Servicer, the Trustee and the Lead Securitization Trust shall be third party beneficiaries of the foregoing provisions.

(e)        Prior to the Securitization of any Note (including any New Note), all notices, reports, information or other deliverables required to be delivered to a Note Holder pursuant to this Agreement or the Lead Securitization Servicing Agreement by the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) only need to be delivered to the related Note Holder (or its Note Holder Representative) and, when so delivered to such Note Holder (or Note Holder Representative, as applicable), the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Lead Securitization Servicing Agreement. Following the Securitization of any Note (including any New Note), as applicable, all notices, reports, information or other deliverables required to be delivered to a Note Holder pursuant to this Agreement or the Lead Securitization Servicing Agreement by the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be delivered to the master servicer and the special servicer with respect to such Securitization (who then may forward such items to the party entitled to receive such items as and to the extent provided in the related Securitization Servicing Agreement) and, when so delivered to such master servicer and the special servicer, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be deemed to have satisfied its delivery obligations with respect to such items hereunder or under the Lead Securitization Servicing Agreement; provided, however, that all items that relate to a Non-Lead Depositor’s compliance with any applicable securities laws shall also be delivered to such Non-Lead Depositor.

(f)         In addition to the foregoing, each Securitization Servicing Agreement shall contain terms and conditions that are customary for securitization transactions involving assets similar to the Mortgage Loan and that are otherwise (i) required by the Code relating to the tax elections of the trust fund formed pursuant to such Securitization Servicing Agreement, (ii) required by law or changes in any law, rule or regulation or (iii) requested by the Rating Agencies rating the related Securitization. Each Non-Lead Securitization Note Holder shall have the right to designate the Non-Lead Master Servicer and Non-Lead Special Servicer with respect to the Securitization related to its Note, as long as each such Servicer satisfies the conditions to be the master servicer or special servicer, as applicable, set forth in the Lead Securitization Servicing Agreement.

(g)        The Lead Securitization Note Holder shall cause the Lead Securitization Servicing Agreement to contain provisions requiring the Master Servicer or the Special Servicer, as applicable, to deliver to any Non-Lead Master Servicer, any Non-Lead Special Servicer and any Non-Lead Trustee (i) notice of any Appraisal Reduction Event promptly following the occurrence thereof and (ii) a statement of any Appraisal Reduction Amount or Collateral Deficiency Amount (if the Lead Securitization Servicing Agreement provides for calculation of any Collateral Deficiency Amount) promptly following the calculation thereof.

(h)        The Lead Securitization Note Holder shall cause the Lead Securitization Servicing Agreement to provide that any matter affecting the servicing and administration of the Mortgage Loan that requires delivery of a Rating Agency Confirmation pursuant to the Lead Securitization Servicing Agreement shall also require delivery of a Rating Agency Confirmation under the related Non-Lead Securitization Servicing Agreement.

Section 3.     Priority of Payments. Each Note shall be of equal priority, and no portion of any Note shall have priority or preference over any portion of any other Note or security therefor; provided that any principal payments allocable to the A-1 Notes and the A-3 Notes in the aggregate, shall be allocated among such individual A-1 Notes and A-3 Notes in the manner provided for pursuant to the Mortgage Loan Documents. All amounts tendered by the Mortgage Loan Borrower or otherwise available for payment on or with respect to or in connection with the Mortgage Loan or the Mortgaged Property or amounts realized as proceeds thereof, whether received in the form of Periodic Payments, the Balloon Payment, Liquidation Proceeds, proceeds under any guaranty, letter of credit or other collateral or instrument securing the Mortgage Loan, Condemnation Proceeds, or Insurance Proceeds (other than proceeds, awards or settlements to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgage Loan Borrower in accordance with the terms of the Mortgage Loan Documents), but excluding (x) all amounts for required reserves or escrows required by the Mortgage Loan Documents (to the extent, in accordance with the terms of the Mortgage Loan Documents) to be held as reserves or escrows or received as reimbursements on account of recoveries in respect of property protection expenses or Property Protection Advances then due and payable or reimbursable to the Trustee or any Servicer under the Lead Securitization Servicing Agreement and (y) all amounts that are then due, payable or reimbursable (except for (i) any reimbursements of P&I Advances previously made (and interest thereon) on the Lead Securitization Note, (ii) any Servicing Fees due to the Master Servicer in excess of any Non-Lead Securitization Note’s pro rata share of that portion of such Servicing Fees calculated at the Servicing Fee Rate applicable to the Mortgage Loan as set forth in the Lead Securitization Servicing Agreement) to any Servicer (or the Trustee as successor to the Servicer), with respect to the Mortgage Loan pursuant to the Lead Securitization Servicing Agreement (including without limitation, any additional trust fund expenses relating to the Mortgage Loan (but subject to second paragraph of Section 5(d) hereof) and any Special Servicing Fees, Liquidation Fees, Workout Fees, Penalty Charges (to the extent provided in the immediately following paragraph), amounts paid by the Borrower in respect of modification fees or assumption fees and any other additional compensation payable pursuant to the Lead Securitization Servicing Agreement), shall be applied by the Lead Securitization Note Holder (or its designee) to the Notes on a Pro Rata and Pari Passu Basis; provided that any principal payments allocable to the A-1 Notes and the A-3 Notes in the aggregate, shall be allocated among such individual A-1 Notes and A-3 Notes in the manner provided for pursuant to the Mortgage Loan Documents.

For clarification purposes, Penalty Charges (as defined in the Lead Securitization Servicing Agreement) paid on each Note shall first, be used to reduce, on a pro rata basis, the amounts payable on each Note by the amount necessary to pay the Master Servicer, the Trustee or the Special Servicer for any interest accrued on any Property Protection Advances and reimbursement of any Property Protection Advances in accordance with the terms of the Lead Securitization Servicing Agreement, second, be used to reduce the respective amounts payable on each Note by the amount necessary to pay the Master Servicer, Trustee, the related Non-Lead Master Servicer or the related Non-Lead Trustee for any interest accrued on any P&I Advance made with respect to such Note by such party (if and as specified in the Lead Securitization Servicing Agreement or the related Non-Lead Securitization Servicing Agreement, as applicable), third, be used to reduce, on a pro rata basis, the amounts payable on each Note by the amount necessary to pay additional trust fund expenses (other than Special Servicing Fees, unpaid Workout Fees and Liquidation Fees) incurred with respect to the Mortgage Loan (as specified in the Lead Securitization Servicing Agreement) and finally, (i) in the case of the remaining amount of Penalty Charges allocable to the Lead Securitization Note, be paid to the Master Servicer and/or the Special Servicer as additional servicing compensation as provided in the Lead Securitization Servicing Agreement and (ii) in the case of the remaining amount of Penalty Charges allocable to any Non-Lead Securitization Note, be paid to the Master Servicer and/or the Special Servicer as additional servicing compensation as provided in the Lead Securitization Servicing Agreement.

Any proceeds received from the sale of the primary servicing rights with respect to the Mortgage Loan shall be remitted, promptly upon receipt thereof, to the Note Holders on a Pro Rata and Pari Passu Basis. Any proceeds received by any Note Holder from the sale of master servicing rights with respect to its Note shall be for its own account.

Section 4.    Workout. Notwithstanding anything to the contrary contained herein, but subject to the terms and conditions of the Lead Securitization Servicing Agreement, and the obligation to act in accordance with the Servicing Standard, if the Lead Securitization Note Holder, or any Servicer, in connection with a workout or proposed workout of the Mortgage Loan, modifies the terms thereof such that (i) the principal balance of the Mortgage Loan is decreased, (ii) the Interest Rate is reduced, (iii) payments of interest or principal on any Note are waived, reduced or deferred or (iv) any other adjustment is made to any of the payment terms of the Mortgage Loan, such modification shall not alter, and any modification of the Mortgage Loan Documents shall be structured to preserve, the equal priorities of each Note as described in Section 3.

Section 5.     Administration of the Mortgage Loan.

(a)        Subject to this Agreement (including but not limited to Section 5(c)) and the Lead Securitization Servicing Agreement and subject to the rights and consents, where required, of the Controlling Note Holder Representative, the Lead Securitization Note Holder (or the Master Servicer, the Special Servicer or the Trustee acting on behalf of the Lead Securitization Note Holder) shall have the sole and exclusive authority with respect to the administration of, and exercise of rights and remedies with respect to, the Mortgage Loan, including, without limitation, the sole authority to modify or waive any of the terms of the Mortgage Loan Documents or consent to any action or failure to act by the Mortgage Loan

Borrower or any other party to the Mortgage Loan Documents, call or waive any Event of Default, accelerate the Mortgage Loan or institute any foreclosure action or other remedy, and no Non-Lead Securitization Note Holder shall have any voting, consent or other rights whatsoever except as explicitly set forth herein with respect to the Lead Securitization Note Holder’s administration of, or exercise of its rights and remedies with respect to, the Mortgage Loan. Subject to this Agreement and the Lead Securitization Servicing Agreement, each Non-Lead Securitization Note Holder agrees that it shall have no right to, and hereby presently and irrevocably assigns and conveys to the Lead Securitization Note Holder (or the Master Servicer, the Special Servicer or the Trustee acting on behalf of the Lead Securitization Note Holder) the rights, if any, that such Note Holder has to, (i) call or cause the Lead Securitization Note Holder to call an Event of Default under the Mortgage Loan, or (ii) exercise any remedies with respect to the Mortgage Loan or the Mortgage Loan Borrower, including, without limitation, filing or causing the Lead Securitization Note Holder to file any bankruptcy petition against the Mortgage Loan Borrower. The Lead Securitization Note Holder (or the Master Servicer, the Special Servicer or the Trustee acting on behalf of the Lead Securitization Note Holder) shall not have any fiduciary duty to any Non-Lead Securitization Note Holder in connection with the administration of the Mortgage Loan (but the foregoing shall not relieve the Lead Securitization Note Holder from the obligation to make any disbursement of funds as set forth herein or its obligation to follow the Servicing Standard (in the case of the Master Servicer or the Special Servicer) or any liability for failure to do so).

Upon the Mortgage Loan becoming a Defaulted Mortgage Loan, each Non-Lead Securitization Note Holder hereby acknowledges the right and obligation of the Lead Securitization Note Holder (or the Special Servicer acting on behalf of the Lead Securitization Note Holder) to sell each Non-Lead Securitization Note together with the Lead Securitization Note as notes evidencing one whole loan in accordance with the terms of the Lead Securitization Servicing Agreement. In connection with any such sale, the Special Servicer shall be required to sell each Non-Lead Securitization Note together with the Lead Securitization Note in the manner set forth in the Lead Securitization Servicing Agreement. Notwithstanding the foregoing, the Lead Securitization Note Holder (or the Special Servicer acting on behalf of the Lead Securitization Note Holder) shall not be permitted to sell the Mortgage Loan if it becomes a Defaulted Mortgage Loan without the written consent of each Non-Lead Securitization Note Holder (provided that such consent is not required if such Non-Lead Securitization Note Holder is held by a Borrower Party) unless the Special Servicer has delivered to such Non-Lead Securitization Note Holder: (a) at least 15 Business Days’ prior written notice of any decision to attempt to sell the Mortgage Loan; (b) at least 10 days prior to the proposed sale date, a copy of each bid package (together with any material amendments to such bid packages) received by the Special Servicer in connection with any such proposed sale, (c) at least 10 days prior to the proposed sale date, a copy of the most recent Appraisal for the Mortgage Loan, and any documents in the Servicing File reasonably requested by such Non-Controlling Note Holder that are material to the price of the Mortgage Loan and (d) until the sale is completed, and a reasonable period of time (but no less time than is afforded to any other offerors and the Lead Securitization Subordinate Class Representative) prior to the proposed sale date, all information and other documents being provided to other offerors and all leases or other documents that are approved by the Master Servicer or the Special Servicer in connection with the proposed sale; provided, that such Non-Lead Securitization Note Holder may waive any of the delivery or timing requirements set forth in this sentence for itself. Subject to the terms of the Lead

Securitization Servicing Agreement, each of the Controlling Note Holder, the Controlling Note Holder Representative, each Non-Controlling Note Holder and each Non-Controlling Note Holder Representative shall be permitted to submit an offer at any sale of the Mortgage Loan unless such Person is a Borrower Party.

Each Non-Lead Securitization Note Holder hereby appoints the Lead Securitization Note Holder as its agent, and grants to the Lead Securitization Note Holder an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of soliciting and accepting offers for and consummating the sale of the related Non-Lead Securitization Note. Each Non-Lead Securitization Note Holder further agrees that, upon the request of the Lead Securitization Note Holder, such Non-Lead Securitization Note Holder shall execute and deliver to or at the direction of the Lead Securitization Note Holder such powers of attorney or other instruments as the Lead Securitization Note Holder may reasonably request to better assure and evidence the foregoing appointment and grant, in each case promptly following request, and shall deliver the original related Non-Lead Securitization Note, endorsed in blank, to or at the direction of the Lead Securitization Note Holder in connection with the consummation of any such sale.

The authority of the Lead Securitization Note Holder to sell a Non-Lead Securitization Note, and the obligations of the related Non-Lead Securitization Note Holder to execute and deliver instruments or deliver the related Non-Lead Securitization Note upon request of the Lead Securitization Note Holder, shall terminate and cease to be of any further force or effect upon the date, if any, upon which Lead Securitization Note is repurchased by the holder of such Lead Securitization Note that sold such Lead Securitization Note into such Securitization from the trust fund established under the Lead Securitization Servicing Agreement in connection with a material breach of representation or warranty made by such Person with respect to the Lead Securitization Note or material document defect with respect to the documents delivered by such Person with respect to the Lead Securitization Note upon the consummation of the Lead Securitization. The preceding sentence shall not be construed to grant to any Non-Lead Securitization Note Holder the benefit of any representation or warranty made by the holder of the Lead Securitization Note that sold such Lead Securitization Note into the Lead Securitization or any document delivery obligation imposed on such Person under any mortgage loan purchase and sale agreement, instrument of transfer or other document or instrument that may be executed or delivered by such Person in connection with the Lead Securitization.

(b)        The administration of the Mortgage Loan shall be governed by this Agreement and the Lead Securitization Servicing Agreement. The servicing of the Mortgage Loan shall be carried out by the Master Servicer and, if the Mortgage Loan is a Specially Serviced Mortgage Loan (or to the extent otherwise provided in the Lead Securitization Servicing Agreement), by the Special Servicer, in each case pursuant to the Lead Securitization Servicing Agreement. Notwithstanding anything to the contrary contained herein, in accordance with the Lead Securitization Servicing Agreement, the Lead Securitization Note Holder shall cause the Master Servicer and the Special Servicer to service and administer the Mortgage Loan in accordance with the Servicing Standard, taking into account the interests of all Note Holders as a collective whole. The Note Holders agree to be bound by the terms of the Lead Securitization Servicing Agreement. All rights and obligations of the Lead Securitization Note Holder described hereunder may be exercised by the Master Servicer, the Special

Servicer, the Certificate Administrator and/or the Trustee on behalf of the Lead Securitization Note Holder. The Lead Securitization Servicing Agreement shall not be amended in any manner that may adversely affect any Non-Lead Securitization Note Holder in its capacity as Non-Lead Securitization Note Holder without such Non-Lead Securitization Note Holder’s prior written consent. Each Non-Lead Securitization Note Holder (unless it is a Borrower Party) shall be a third-party beneficiary to the Lead Securitization Servicing Agreement with respect to its rights as specifically provided for therein.

(c)        The Controlling Note Holder (or its Controlling Note Holder Representative) shall have, with respect to the Mortgage Loan, all of the same rights and powers of the Lead Securitization Subordinate Class Representative under the Lead Securitization Servicing Agreement with respect to the other mortgage loans included in the Lead Securitization, without limitation, the right to consent and/or consult regarding Major Decisions and other servicing matters, the right to advise (1) the Special Servicer with respect to all Specially Serviced Loans and (2) the Special Servicer with respect to non-Specially Serviced Loans as to all matters for which the Master Servicer must obtain the consent or deemed consent of the Special Servicer, and the right to direct the Special Servicer to take, or to refrain from taking, such other actions with respect to the Mortgage Loan as the Lead Securitization Subordinate Class Representative may deem advisable or as to which provision is otherwise made therein, in each case subject to the terms and conditions of the Lead Securitization Servicing Agreement (including the Servicing Standard).

(d)        Notwithstanding the foregoing, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall be required (i) to provide copies of any notice, information and report that it is required to provide to the Lead Securitization Subordinate Class Representative pursuant to the Lead Securitization Servicing Agreement (for this purpose, without regard to whether such items are actually required to be provided to the Lead Securitization Subordinate Class Representative under the Lead Securitization Servicing Agreement due to the occurrence of a Control Termination Event or a Consultation Termination Event or effectively equivalent period) with respect to any Major Decisions or the implementation of any recommended actions outlined in an Asset Status Report relating to the Mortgage Loan, to each Non-Lead Securitization Note Holder (or its Non-Lead Securitization Subordinate Class Representative), within the same time frame it is required to provide to the Lead Securitization Subordinate Class Representative (for this purpose, without regard to whether such items are actually required to be provided to the Lead Securitization Subordinate Class Representative under the Lead Securitization Servicing Agreement due to the occurrence of a Control Termination Event or a Consultation Termination Event or effectively equivalent period, but subject to any limitations in the Lead Securitization Servicing Agreement regarding providing such information to the Mortgage Loan Borrower or those who have certain relationships with the Mortgage Loan Borrower) and (ii) to consult with each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) on a strictly non-binding basis, to the extent having received such notices, information and reports, such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) requests consultation with respect to any such Major Decisions or the implementation of any recommended actions outlined in an Asset Status Report relating to the Mortgage Loan, and consider alternative actions recommended by each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative); provided that after the expiration of a period of ten

(10) Business Days from the delivery to each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) by the Lead Securitization Note Holder of written notice of a proposed action, together with copies of the notice, information and report required to be provided to the Lead Securitization Subordinate Class Representative, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) shall no longer be obligated to consult with such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative), whether or not such Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) has responded within such ten (10) Business Day period (unless, the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) proposes a new course of action that is materially different from the action previously proposed, in which case such ten (10) Business Day period shall be deemed to begin anew from the date of such proposal and delivery of all information relating thereto). Notwithstanding the consultation rights of each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) set forth in the immediately preceding sentence, the Lead Securitization Note Holder (or Servicer or Special Servicer, acting on its behalf) may make any Major Decision or take any action set forth in the Asset Status Report before the expiration of the aforementioned ten (10) Business Day period if the Lead Securitization Note Holder (or Master Servicer or Special Servicer, as applicable) determines that immediate action with respect thereto is necessary to protect the interests of the Note Holders. In no event shall the Lead Securitization Note Holder (or Master Servicer or Special Servicer, acting on its behalf) be obligated at any time to follow or take any alternative actions recommended by each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative).

In addition to the consultation rights of each Non-Controlling Note Holder (or its Non-Controlling Note Holder Representative) provided in the immediately preceding paragraph, each Non-Controlling Note Holder shall have the right to attend annual meetings (either telephonically or in person, in the discretion of the Master Servicer or Special Servicer, as applicable) with the Lead Securitization Note Holder (or the Master Servicer or the Special Servicer acting on its behalf) at the offices of the Master Servicer or the Special Servicer, as applicable, upon reasonable notice and at times reasonably acceptable to the Master Servicer or the Special Servicer, as applicable, in which servicing issues related to the Mortgage Loan are discussed.

(e)        If any Note is included as an asset of a real estate mortgage investment conduit (a “REMIC”), within the meaning of Section 860D(a) of the Code, then, any provision of this Agreement to the contrary notwithstanding: (i) the Mortgage Loan shall be administered such that the Notes shall qualify at all times as (or as interests in) a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, (ii) any real property (and related personal property) acquired by or on behalf of the Note Holders pursuant to a foreclosure, exercise of a power of sale or delivery of a deed in lieu of foreclosure of the Mortgage or lien on such property following a default on the Mortgage Loan shall be administered so that the interest of the pro rata share of each Note Holder therein shall at all times qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code and (iii) no Servicer may modify, waive or amend any provision of the Mortgage Loan, consent to or withhold consent from any action of the Mortgage Loan Borrower, or exercise or refrain from exercising any powers or rights which the Note Holders may have under the Mortgage Loan Documents, if any such action would constitute a “significant modification” of the Mortgage Loan, within the meaning of Section 1.860G-2(b) of the regulations of the United States Department of the Treasury, more than three (3) months after the startup day of the REMIC which includes the Notes (or any portion thereof). Each Note Holder agrees that the provisions of this paragraph shall be effected by compliance with any REMIC provisions in the Lead Securitization Servicing Agreement relating to the administration of the Mortgage Loan.

Anything herein or in the Lead Securitization Servicing Agreement to the contrary notwithstanding, in the event that one of the Notes is included in a REMIC and another is not, such other Note Holder shall not be required to reimburse such Note Holder or any other Person for payment of (i) any taxes imposed on such REMIC, (ii) any costs or expenses relating to the administration of such REMIC or to any determination respecting the amount, payment or avoidance of any tax under such REMIC or (iii) any advances for any of the foregoing or any interest thereon or for deficits in other items of disbursement or income resulting from the use of funds for payment of any such taxes, costs or expenses or advances, nor shall any disbursement or payment otherwise distributable to any other Note Holder be reduced to offset or make-up any such payment or deficit.

Section 6.     Appointment of Controlling Note Holder Representative and Non-Controlling Note Holder Representative.

(a)        The Controlling Note Holder shall have the right at any time to appoint a representative in connection with the exercise of its rights and obligations with respect to the Mortgage Loan (the “Controlling Note Holder Representative”). The Controlling Note Holder shall have the right in its sole discretion at any time and from time to time to remove and replace the Controlling Note Holder Representative. When exercising its various rights under Section 5 and elsewhere in this Agreement, the Controlling Note Holder may, at its option, in each case, act through the Controlling Note Holder Representative. The Controlling Note Holder Representative may be any Person (other than a Borrower Party), including, without limitation, the Controlling Note Holder, any officer or employee of the Controlling Note Holder, any affiliate of the Controlling Note Holder or any other unrelated third party. No such Controlling Note Holder Representative shall owe any fiduciary duty or other duty to any other Person (other than the Controlling Note Holder). All actions that are permitted to be taken by the Controlling Note Holder under this Agreement may be taken by the Controlling Note Holder Representative acting on behalf of the Controlling Note Holder. No Servicer, Operating Advisor, Trustee or Certificate Administrator acting on behalf of the Lead Securitization Note Holder shall be required to recognize any Person as a Controlling Note Holder Representative until the Controlling Note Holder has notified each Servicer, Operating Advisor, Trustee and Certificate Administrator of such appointment and, if the Controlling Note Holder Representative is not the same Person as the Controlling Note Holder, the Controlling Note Holder Representative provides each Servicer, Operating Advisor, Trustee and Certificate Administrator with written confirmation of its acceptance of such appointment, an address and facsimile number for the delivery of notices and other correspondence and a list of officers or employees of such person with whom the parties to this Agreement may deal (including their names, titles, work addresses and facsimile numbers). The Controlling Note Holder shall promptly deliver such information to each Servicer, Operating Advisor, Trustee and Certificate Administrator. After the Securitization of Note A-1(A-CP), so long as no Consultation Termination Event (including any such deemed event) is in effect pursuant to the terms of the

Lead Securitization Servicing Agreement, the Controlling Note Holder Representative shall be the Lead Securitization Subordinate Class Representative.

(b)        Neither the Controlling Note Holder Representative nor the Controlling Note Holder will have any liability to the other Note Holders or any other Person for any action taken, or for refraining from the taking of any action or the giving of any consent or the failure to give any consent pursuant to this Agreement or the Lead Securitization Servicing Agreement, or errors in judgment, absent any loss, liability or expense incurred by reason of its willful misfeasance, bad faith, gross negligence or breach of this Agreement. The Note Holders agree that the Controlling Note Holder Representative and the Controlling Note Holder (whether acting in place of the Controlling Note Holder Representative when no Controlling Note Holder Representative shall have been appointed hereunder or otherwise exercising any right, power or privilege granted to the Controlling Note Holder hereunder) may take or refrain from taking actions, or give or refrain from giving consents, that favor the interests of one Note Holder over the other Note Holder, and that the Controlling Note Holder Representative or the Controlling Note Holder may have special relationships and interests that conflict with the interests of a Note Holder and, absent willful misfeasance, bad faith, gross negligence or breach of this Agreement on the part of the Controlling Note Holder Representative or the Controlling Note Holder, as the case may be, agree to take no action against the Controlling Note Holder Representative, the Controlling Note Holder or any of their respective officers, directors, employees, principals or agents as a result of such special relationships or interests, and that neither the Controlling Note Holder Representative nor the Controlling Note Holder will be deemed to have been grossly negligent or reckless, or to have acted in bad faith or engaged in willful misfeasance or to have recklessly disregarded any exercise of its rights by reason of its having acted or refrained from acting, or having given any consent or having failed to give any consent, solely in the interests of any Note Holder.

(c)        Each Non-Controlling Note Holder shall have the right at any time to appoint a representative (other than a Borrower Party) in connection with the exercise of its rights and obligations with respect to the Mortgage Loan (each, a “Non-Controlling Note Holder Representative”). All of the provisions relating to Controlling Note Holder and the Controlling Note Holder Representative set forth in Section 6(a) (except those contained in the last sentence thereof) and Section 6(b) shall apply to each Non-Controlling Note Holder and its Non-Controlling Note Holder Representative mutatis mutandis. The Non-Controlling Note Holder Representative, as of the date of this Agreement and until the Lead Securitization Note Holder (and the Master Servicer and the Special Servicer) is notified otherwise, shall be the Initial Note A-1(A-CP) Holder, the Initial Note A-1(A-NCP) Holder, the Initial Note A-1(B-CP) Holder, the Initial Note A-2 Holder, the Initial Note A-3(A-CP) Holder, the Initial Note A-3(B-CP) Holder, the Initial Note A-3(C-CP) Holder, the Initial Note A-3(D-NCP) Holder, the Initial Note A-3(E-NCP) Holder and the Initial Note A-3(F-NCP) Holder, respectively.

Section 7.     Appointment of Special Servicer. The Controlling Note Holder (or its Controlling Note Holder Representative) shall have the right at any time and from time to time, subject to the terms of the Lead Securitization Servicing Agreement, to replace the Special Servicer then acting with respect to the Mortgage Loan and appoint a replacement Special Servicer in lieu thereof. Any designation by Controlling Note Holder (or its Controlling Note Holder Representative) of a Person to serve as Special Servicer shall be made by delivering to the other Note Holders, the Master Servicer, the then existing Special Servicer and other parties to the Lead Securitization Servicing Agreement a written notice stating such designation and satisfying the other conditions to such replacement as set forth in the Lead Securitization Servicing Agreement (including, without limitation, a Rating Agency Confirmation, if required by the terms of the Lead Securitization Servicing Agreement), if any, and delivering to each Non-Controlling Note Holder a Rating Agency Confirmation with respect to any rated securities issued and outstanding under the related Securitization if such replacement Special Servicer does not meet the Required Special Servicer Rating with respect to those Rating Agencies rating the securities of any Securitization related to a Non-Controlling Note Holder. The Controlling Note Holder shall be solely responsible for any expenses incurred in connection with any such replacement without cause. The Controlling Note Holder shall notify the other parties hereto of its termination of the then currently serving Special Servicer and its appointment of a replacement Special Servicer in accordance with this Section 7. If the Controlling Note Holder has not appointed a Special Servicer with respect to the Mortgage Loan as of the consummation of the securitization under the Lead Securitization Servicing Agreement, then the initial Special Servicer designated in the Lead Securitization Servicing Agreement shall serve as the initial Special Servicer but this shall not limit the right of the Controlling Note Holder (or its Controlling Note Holder Representative) to designate a replacement Special Servicer for the Mortgage Loan as aforesaid. If a Servicer Termination Event on the part of the Special Servicer has occurred that affects any Non-Controlling Note Holder, such Non-Controlling Note Holder shall have the right to direct the Trustee (or at any time that the Mortgage Loan is no longer included in a Securitization Trust, the Controlling Note Holder) to terminate the Special Servicer under the Lead Securitization Servicing Agreement solely with respect to the Mortgage Loan pursuant to and in accordance with the terms of the Lead Securitization Servicing Agreement. The Controlling Note Holder and each Non-Controlling Note Holder acknowledge and agree that any successor special servicer appointed to replace the Special Servicer with respect to the Mortgage Loan that was terminated for cause at a Non-Controlling Note Holder’s direction cannot at any time be the person (or an Affiliate thereof) that was so terminated without the prior written consent of such Non-Controlling Note Holder. In connection with such termination and appointment, the related Non-Controlling Note Holder shall be solely responsible for reimbursing the Trustee’s or the Controlling Note Holder’s, as applicable, costs and expenses, if not paid within a reasonable time by the terminated special servicer and, in the case of the Trustee, that would otherwise be reimbursed to the Trustee from amounts on deposit in the Collection Account.

Section 8.     Payment Procedure.

(a)        The Lead Securitization Note Holder (or the Master Servicer acting on its behalf), in accordance with the priorities set forth in Section 3 and subject to the terms of the Lead Securitization Servicing Agreement, will deposit or cause to be deposited all payments allocable to the Notes to the Collection Account and/or the Whole Loan Custodial Account pursuant to and in accordance with the Lead Securitization Servicing Agreement. The Lead Securitization Note Holder (or the Master Servicer acting on its behalf) shall deposit such amounts to the applicable account within two Business Days after receipt of properly identified and available funds by the Lead Securitization Note Holder (or the Master Servicer acting on its behalf) from or on behalf of the Mortgage Loan Borrower.

(b)        If the Lead Securitization Note Holder determines, or a court of competent jurisdiction orders, at any time that any amount received or collected in respect of any Note must, pursuant to any insolvency, bankruptcy, fraudulent conveyance, preference or similar law, be returned to the Mortgage Loan Borrower or paid to the Lead Securitization Note Holder, any Non-Lead Securitization Note Holder or any Servicer or paid to any other Person, then, notwithstanding any other provision of this Agreement, the Lead Securitization Note Holder shall not be required to distribute any portion thereof to the Non-Lead Securitization Note Holders and the Non-Lead Securitization Note Holders will promptly on demand by the Lead Securitization Note Holder repay to the Lead Securitization Note Holder any portion thereof that the Lead Securitization Note Holder shall have theretofore distributed to the Non-Lead Securitization Note Holders, together with interest thereon at such rate, if any, as the Lead Securitization Note Holder shall have been required to pay to any Mortgage Loan Borrower, Master Servicer, Special Servicer or such other Person with respect thereto.

(c)        If, for any reason, the Lead Securitization Note Holder makes any payment to a Non-Lead Securitization Note Holder before the Lead Securitization Note Holder has received the corresponding payment (it being understood that the Lead Securitization Note Holder is under no obligation to do so), and the Lead Securitization Note Holder does not receive the corresponding payment within five (5) Business Days of its payment to such Non-Lead Securitization Note Holder, such Non-Lead Securitization Note Holder shall, at the Lead Securitization Note Holder’s request, promptly return that payment to the Lead Securitization Note Holder.

(d)        Each Note Holder agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Mortgage Loan in excess of its distributable share thereof, it shall promptly remit such excess to the applicable Note Holder, subject to this Agreement and the Lead Securitization Servicing Agreement. The Lead Securitization Note Holder shall have the right to offset any amounts due hereunder from a Non-Lead Securitization Note Holder with respect to the Mortgage Loan against any future payments due to such Non-Lead Securitization Note Holder under the Mortgage Loan. Such Non-Lead Securitization Note Holder’s obligations under this Section 8 constitute absolute, unconditional and continuing obligations.

Section 9.     Limitation on Liability of the Note Holders. No Note Holder shall have any liability to any other Note Holder with respect to its Note except with respect to losses actually suffered due to the gross negligence, willful misconduct or breach of this Agreement on the part of such Note Holder; provided, that, notwithstanding any of the foregoing to the contrary, each Servicer will nevertheless be subject to the obligations and standards (including the Servicing Standard) set forth in the Lead Securitization Servicing Agreement.

The Note Holders acknowledge that, subject to the obligation of the Lead Securitization Note Holder (including any Servicer and the Trustee) to comply with, and except as otherwise required by, the Servicing Standard, the Lead Securitization Note Holder (including any Servicer and the Trustee) may exercise, or omit to exercise, any rights that the Lead Securitization Note Holder may have under the Lead Securitization Servicing Agreement in a manner that may be adverse to the interests of a Non-Lead Securitization Note Holder and that the Lead Securitization Note Holder (including any Servicer and the Trustee) shall have no liability whatsoever to any Non-Lead Securitization Note Holder in connection with the Lead Securitization Note Holder’s exercise of rights or any omission by the Lead Securitization Note Holder to exercise such rights other than as described above; provided, however, that the Servicer must act in accordance with the Servicing Standard.

Section 10.   Bankruptcy. Subject to Section 5(c), each Note Holder hereby covenants and agrees that only the Lead Securitization Note Holder has the right to institute, file, commence, acquiesce, petition under Bankruptcy Code Section 303 or otherwise or join any Person in any such petition or otherwise invoke or cause any other Person to invoke an Insolvency Proceeding with respect to or against the Mortgage Loan Borrower or seek to appoint a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official with respect to the Mortgage Loan Borrower or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of the Mortgage Loan Borrower. Each Note Holder further agrees that only the Lead Securitization Note Holder, and not the Non-Lead Securitization Note Holders, can make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any case by or against the Mortgage Loan Borrower under the Bankruptcy Code or in any other Insolvency Proceeding. The Note Holders hereby appoint the Lead Securitization Note Holder as their agent, and grant to the Lead Securitization Note Holder an irrevocable power of attorney coupled with an interest, and their proxy, for the purpose of exercising any and all rights and taking any and all actions available to any Non-Lead Securitization Note Holder in connection with any case by or against the Mortgage Loan Borrower under the Bankruptcy Code or in any other Insolvency Proceeding, including, without limitation, the right to file and/or prosecute any claim, vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code with respect to the Mortgage Loan, and to file a motion to modify, lift or terminate the automatic stay with respect to the Mortgage Loan. The Note Holders hereby agree that, upon the request of the Lead Securitization Note Holder, each Non-Lead Securitization Note Holder shall execute, acknowledge and deliver to the Lead Securitization Note Holder all and every such further deeds, conveyances and instruments as the Lead Securitization Note Holder may reasonably request for the better assuring and evidencing of the foregoing appointment and grant. All actions taken by the Servicer in connection with any Insolvency Proceeding are subject to and must be in accordance with the Servicing Standard.

Section 11.   Representations of the Note Holders. Each Note Holder represents and warrants that the execution, delivery and performance of this Agreement is within its corporate powers, has been duly authorized by all necessary corporate action, and does not contravene such Note Holder’s charter or any law or contractual restriction binding upon such Note Holder, and that this Agreement is the legal, valid and binding obligation of such Note Holder enforceable against such Note Holder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law. Each Note Holder represents and warrants that it is duly organized, validly existing, in good standing and in possession of all licenses and authorizations necessary to carry on its business. Each Note Holder represents and warrants that (a) this Agreement has been duly executed and delivered by such Note Holder, (b) to such Note

Holder’s actual knowledge, all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by such Note Holder have been obtained or made and (c) to such Note Holder’s actual knowledge, there is no pending action, suit or proceeding, arbitration or governmental investigation against such Note Holder, an adverse outcome of which would materially and adversely affect its performance under this Agreement.

Section 12.   No Creation of a Partnership or Exclusive Purchase Right. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the relationship created hereby between the Note Holders as a partnership, association, joint venture or other entity. No Note Holder shall have any obligation whatsoever to offer to any other Note Holder the opportunity to purchase a participation interest in any future loans originated by such Note Holder or its Affiliates and if any Note Holder chooses to offer to any other Note Holder the opportunity to purchase a participation interest in any future mortgage loans originated by such Note Holder or its Affiliates, such offer shall be at such purchase price and interest rate as such Note Holder chooses, in its sole and absolute discretion. No Note Holder shall have any obligation whatsoever to purchase from any other Note Holder a participation interest in any future loans originated by such Note Holder or its Affiliates.

Section 13.   Other Business Activities of the Note Holders. Each Note Holder acknowledges that any other Note Holder or its Affiliates may make loans or otherwise extend credit to, and generally engage in any kind of business with, the Mortgage Loan Borrower or any Affiliate thereof, any entity that is a holder of debt secured by direct or indirect ownership interests in the Mortgage Loan Borrower or any entity that is a holder of a preferred equity interest in the Mortgage Loan Borrower (each, a “Mortgage Loan Borrower Related Party”), and receive payments on such other loans or extensions of credit to Mortgage Loan Borrower Related Parties and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect.

Section 14.   Sale of the Notes.

(a)        Each Note Holder agrees that it will not sell, assign, transfer, pledge, syndicate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its respective Note (a “Transfer”) except to a Qualified Institutional Lender. Promptly after the Transfer, the non-transferring Note Holder shall be provided with (x) a representation from a transferee or the applicable Note Holder certifying that such transferee is a Qualified Institutional Lender (except in the case of a Transfer to a Securitization (and the related pooling and servicing or similar agreement requires the parties thereto to comply with this Agreement) or in accordance with the immediately following sentence) and (y) a copy of the assignment and assumption agreement referred to in Section 15. If a Note Holder intends to Transfer its respective Note, or any portion thereof, to an entity that is not a Qualified Institutional Lender, it must first obtain consent of the non-transferring Note Holder and, if such non-transferring Note Holder’s Note is held in a Securitization Trust, a confirmation in writing from each Rating Agency that such Transfer will not result in a qualification, downgrade or withdrawal of its then current rating of the securities issued pursuant to the related Securitization. Notwithstanding the foregoing, without the non-transferring Note Holder’s prior consent (which will not be unreasonably withheld), and, if such non-transferring Note Holder’s Note is held in a

Securitization Trust, without a confirmation in writing from each Rating Agency that such Transfer will not result in a qualification, downgrade or withdrawal of its then current rating of the securities issued pursuant to the related Securitization, no Note Holder shall Transfer all or any portion of its Note (or a participation interest in such Note) to the Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party and any such Transfer shall be absolutely null and void and shall vest no rights in the purported transferee. The transferring Note Holder agrees that it will pay the expenses of any non-transferring Note Holder (including all expenses of the Master Servicer, the Special Servicer and the Trustee) and all expenses relating to the confirmation from the Rating Agencies in connection with any such Transfer. Notwithstanding the foregoing, each Note Holder shall have the right, without the need to obtain the consent of the other Note Holders, the Rating Agencies or any other Person, to Transfer 49% or less (in the aggregate) of its Note or any beneficial interest in its Note. None of the provisions of this Section 14(a) shall apply in the case of (1) a sale of Note A-1(A-CP) together with Note A-1(A-NCP), Note A-1(B-CP), Note A-2, Note A-3(A-CP), Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP) and Note A-3(F-NCP) in accordance with the terms and conditions of the Lead Securitization Servicing Agreement or (2) a transfer by the Special Servicer, in accordance with the terms and conditions of the Lead Securitization Servicing Agreement, of the Mortgage Loan or the Mortgaged Property, upon the Mortgage Loan becoming a Defaulted Loan, to a single member limited liability or limited partnership, 100% of the equity interest in which is owned directly or indirectly, through one or more single member limited liability companies or limited partnerships, by the Lead Securitization Trust.

For the purposes of this Agreement, if any Rating Agency shall, in writing, waive, decline or refuse to review or otherwise engage any request for a confirmation hereunder from such Rating Agency that a proposed action will not result in a qualification, downgrade or withdrawal of its then current rating of the securities issued pursuant to the related Securitization, such waiver, declination, or refusal shall be deemed to eliminate, for such request only, the condition that such confirmation by such Rating Agency (only) be obtained for purposes of this Agreement. For purposes of clarity, any such waiver, declination or refusal to review or otherwise engage in any request for such confirmation hereunder shall not be deemed a waiver, declination or refusal to review or otherwise engage in any subsequent request for such Rating Agency Confirmation hereunder and the condition for such Rating Agency Confirmation pursuant to this Agreement for any subsequent request shall apply regardless of any previous waiver, declination or refusal to review or otherwise engage in such prior request.

(b)        In the case of any Transfer of a participation interest in any of the Notes, (i) the respective Note Holders’ obligations under this Agreement shall remain unchanged, (ii) such Note Holders shall remain solely responsible for the performance of such obligations, and (iii) the Lead Securitization Note Holder and any Persons acting on its behalf shall continue to deal solely and directly with such Note Holder in connection with such Note Holder’s rights and obligations under this Agreement and the Lead Securitization Servicing Agreement, and all amounts payable hereunder shall be determined as if such Note Holder had not sold such participation interest.

(c)        Notwithstanding any other provision hereof, any Note Holder may pledge (a “Pledge”) its Note to any entity (other than a Borrower Party) which has extended a credit facility to such Note Holder and that is either a Qualified Institutional Lender or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (or, if not rated by an applicable Rating Agency, an equivalent or higher rating from any two of Fitch, Moody’s and S&P) (a “Note Pledgee”), on terms and conditions set forth in this Section 14(c), it being further agreed that a financing provided by a Note Pledgee to a Note Holder or any person which Controls such Note that is secured by its Note and is structured as a repurchase arrangement, shall qualify as a “Pledge” hereunder, provided that a Note Pledgee which is not a Qualified Institutional Lender may not take title to the pledged Note without a Rating Agency Confirmation. Upon written notice by the applicable Note Holder to each other Note Holder and any Servicer that a Pledge has been effected (including the name and address of the applicable Note Pledgee), such other Note Holder agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give Note Pledgee written notice of any default by the pledging Note Holder in respect of its obligations under this Agreement of which default such Note Holder has actual knowledge; (ii) to allow such Note Pledgee a period of ten (10) days to cure a default by the pledging Note Holder in respect of its obligations to such other Note Holder hereunder, but such Note Pledgee shall not be obligated to cure any such default; (iii) that no amendment, modification, waiver or termination of this Agreement shall be effective against such Note Pledgee without the written consent of such Note Pledgee, which consent shall not be unreasonably withheld, conditioned or delayed; (iv) that such other Note Holder shall give to such Note Pledgee copies of any notice of default under this Agreement simultaneously with the giving of same to the pledging Note Holder; (v) that such other Note Holder shall deliver to Note Pledgee such estoppel certificate(s) as Note Pledgee shall reasonably request, provided that any such certificate(s) shall be in a form reasonably satisfactory to such other Note Holder; and (vi) that, upon written notice (a “Redirection Notice”) to such other Note Holder and any Servicer by such Note Pledgee that the pledging Note Holder is in default, beyond any applicable cure periods, under the pledging Note Holder’s obligations to such Note Pledgee pursuant to the applicable credit agreement between the pledging Note Holder and such Note Pledgee (which notice need not be joined in or confirmed by the pledging Note Holder), and until such Redirection Notice is withdrawn or rescinded by such Note Pledgee, Note Pledgee shall be entitled to receive any payments that any Note Holder or Servicer would otherwise be obligated to pay to the pledging Note Holder from time to time pursuant to this Agreement or the Lead Securitization Servicing Agreement. Any pledging Note Holder hereby unconditionally and absolutely releases the other Note Holders and any Servicer from any liability to the pledging Note Holder on account of such other Note Holder’s or Servicer’s compliance with any Redirection Notice believed by any Servicer or such other Note Holders to have been delivered by a Note Pledgee. Note Pledgee shall be permitted to exercise fully its rights and remedies against the pledging Note Holder to such Note Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law and this Agreement. In such event, the Note Holders and any Servicer shall recognize such Note Pledgee (and any transferee other than the Borrower Party which is also a Qualified Institutional Lender at any foreclosure or similar sale held by such Note Pledgee or any transfer in lieu of foreclosure), and its successor and assigns, as the successor to the pledging Note Holder’s rights, remedies and obligations under this Agreement, and any such Note Pledgee or Qualified Institutional Lender shall assume in writing the obligations of the pledging Note Holder hereunder accruing from and after such Transfer (i.e., realization upon the collateral by such Note Pledgee) and agrees to be bound by the terms and provisions of this Agreement. The rights of a Note Pledgee under this

Section 14(c) shall remain effective as to any Note Holder (and any Servicer) unless and until such Note Pledgee shall have notified any such Note Holder (and any Servicer, as applicable) in writing that its interest in the pledged Note has terminated.

(d)        Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Institutional Lender provides financing to a Note Holder then such Note Holder shall have the right to grant a security interest in its Note to such Conduit notwithstanding that such Conduit is not a Qualified Institutional Lender, if the following conditions are satisfied:

(i)          The loan (the “Conduit Inventory Loan”) made by the Conduit to such Note Holder to finance the acquisition and holding of its Note requires a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii)         The Conduit Credit Enhancer is a Qualified Institutional Lender;

(iii)        Such Note Holder pledges its interest in its Note to the Conduit as collateral for the Conduit Inventory Loan;

(iv)        The Conduit Credit Enhancer and the Conduit agree that, if such Note Holder defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by such Note Holder, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of such Note Holder’s Note to the Conduit Credit Enhancer; and

(v)         Unless the Conduit is in fact then a Qualified Institutional Lender, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Note pledged by such Note Holder, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Institutional Lender at a foreclosure sale conducted by a Note Pledgee.

Section 15.  Registration of the Notes and Each Note Holder. The Agent shall keep or cause to be kept at the Agent Office books (the “Note Register”) for the registration and transfer of the Notes. The Agent shall serve as the initial note registrar and the Agent hereby accepts such appointment. The names and addresses of the holders of the Notes and the names and addresses of any transferee of any Note of which the Agent has received notice, in the form of a copy of the assignment and assumption agreement referred to in this Section 15, shall be registered in the Note Register. The Person in whose name a Note is so registered shall be deemed and treated as the sole owner and holder thereof for all purposes of this Agreement. Upon request of a Note Holder, the Agent shall provide such party with the names and addresses of the other Note Holders. To the extent the Trustee or another party is appointed as Agent hereunder, each Note Holder hereby designates such person as its agent under this Section 15 solely for purposes of maintaining the Note Register.

In connection with any Transfer of a Note (but excluding any Pledgee unless and until it realizes on its Pledge), a transferee shall execute an assignment and assumption agreement (unless the transferee is a Securitization Trust and the related pooling and servicing agreement requires the parties thereto to comply with this Agreement), whereby such transferee assumes all of the obligations of the applicable Note Holder hereunder with respect to such Note thereafter accruing and agrees to be bound by the terms of this Agreement, including the applicable restriction on Transfers set forth in Section 14, from and after the date of such assignment. No transfer of a Note may be made unless it is registered on the Note Register, and the Agent shall not recognize any attempted or purported transfer of any Note in violation of the provisions of Section 14 and this Section 15. Any such purported transfer shall be absolutely null and void and shall vest no rights in the purported transferee. Each Note Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Agent and the other Note Holders against any liability that may result if the transfer is not made in accordance with the provisions of this Agreement.

Section 16.   Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 17.   Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)        SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)        CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)        AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH

OTHER ADDRESS OF WHICH A PARTY HEREIN SHALL HAVE BEEN NOTIFIED; AND

(d)        AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 18.   Modifications. This Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by the Note A-1(A-CP) Holder, the Note A-1(A-NCP) Holder, the Note A-1(B-CP) Holder, the Note A-2 Holder, Note A-3(A-CP) Holder, the Note A-3(B-CP) Holder, the Note A-3(C-CP) Holder, the Note A-3(D-NCP) Holder, the Note A-3(E-NCP) Holder and the Note A-3(F-NCP) Holder. Additionally, for as long as any Note is contained in a Securitization Trust, the Note Holders shall not amend or modify this Agreement without first receiving a written confirmation from each Rating Agency that such amendment or modification will not result in a qualification, withdrawal or downgrade of its then current ratings of the securities issued in connection with a Securitization; provided that no such confirmation from the Rating Agencies shall be required in connection with a modification or amendment (i) to cure any ambiguity, to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein or with the Lead Securitization Servicing Agreement, (ii) entered into pursuant to Section 32 of this Agreement or (iii) to correct or supplement any provision herein that may be defective or inconsistent with any other provisions of this Agreement.

Section 19.   Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Except as provided herein, including without limitation, with respect to the Trustee, Certificate Administrator, Master Servicer, Special Servicer, each Non-Lead Master Servicer, each Non-Lead Special Servicer, each Non-Lead Trustee, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto. Subject to Section 14 and Section 15, each Note Holder may assign or delegate its rights or obligations under this Agreement. Upon any such assignment, the assignee shall be entitled to all rights and benefits of the applicable Note Holder hereunder.

Section 20.  Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

Section 21.  Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

Section 22.   Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 23.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained in this Agreement and supersedes all prior agreements, understandings and negotiations between the parties.

Section 24.   Withholding Taxes. (a) If the Lead Securitization Note Holder or the Mortgage Loan Borrower shall be required by law to deduct and withhold Taxes from interest, fees or other amounts payable to any Non-Lead Securitization Note Holder with respect to the Mortgage Loan as a result of such Non-Lead Securitization Note Holder constituting a Non-Exempt Person, the Lead Securitization Note Holder, in its capacity as servicer, shall be entitled to do so with respect to such Non-Lead Securitization Note Holder’s interest in such payment (all withheld amounts being deemed paid to such Note Holder), provided that the Lead Securitization Note Holder shall furnish such Non-Lead Securitization Note Holder with a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for purposes of assisting such Note Holder to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which such Note Holder is subject to tax.

(b)       Each Non-Lead Securitization Note Holder shall and hereby agrees to indemnify the Lead Securitization Note Holder against and hold the Lead Securitization Note Holder harmless from and against any Taxes, interest, penalties and attorneys’ fees and disbursements arising or resulting from any failure of the Lead Securitization Note Holder to withhold Taxes from payment made to such Non-Lead Securitization Note Holder in reliance upon any representation, certificate, statement, document or instrument made or provided by such Non-Lead Securitization Note Holder to the Lead Securitization Note Holder in connection with the obligation of the Lead Securitization Note Holder to withhold Taxes from payments made to such Non-Lead Securitization Note Holder, it being expressly understood and agreed that (i) the Lead Securitization Note Holder shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, correctness or validity of the same and (ii) each Non-Lead Securitization Note Holder, upon request of the Lead Securitization Note Holder and at its sole cost and expense, shall defend any claim or action relating to the foregoing indemnification using counsel selected by the Lead Securitization Note Holder.

(c)        Each Non-Lead Securitization Note Holder represents to the Lead Securitization Note Holder (for the benefit of the Mortgage Loan Borrower) that it is not a Non-Exempt Person and that neither the Lead Securitization Note Holder nor the Mortgage Loan Borrower is obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise pursuant to this Agreement. Contemporaneously with the execution of this Agreement and from time to time as necessary during the term of this Agreement, each Non-Lead Securitization Note Holder shall deliver to the Lead Securitization Note Holder or Servicer, as applicable, evidence satisfactory to the Lead Securitization Note

Holder substantiating that such Note Holder is not a Non-Exempt Person and that the Lead Securitization Note Holder is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise under this Agreement. Without limiting the effect of the foregoing, (i) if a Non-Lead Securitization Note Holder is created or organized under the laws of the United States, any state thereof or the District of Columbia, it shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder an Internal Revenue Service Form W-9 and (ii) if a Non-Lead Securitization Note Holder is not created or organized under the laws of the United States, any state thereof or the District of Columbia, and if the payment of interest or other amounts by the Mortgage Loan Borrower is treated for United States income tax purposes as derived in whole or part from sources within the United States, such Note Holder shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder Internal Revenue Service Form W-8ECI, Form W-8IMY (with appropriate attachments) or Form W-8BEN, or successor forms, as may be required from time to time, duly executed by such Note Holder, as evidence of such Note Holder’s exemption from the withholding of United States tax with respect thereto. The Lead Securitization Note Holder shall not be obligated to make any payment hereunder with respect to any Non-Lead Securitization Note or otherwise until the related Non-Lead Securitization Note Holder shall have furnished to the Lead Securitization Note Holder requested forms, certificates, statements or documents.

Section 25.   Custody of Mortgage Loan Documents. On and after the closing of the Lead Securitization, the originals of all of the Mortgage Loan Documents (other than the originals of the Non-Lead Securitization Notes) shall be held by the Trustee through a duly appointed custodian therefor, in accordance with the terms of the Lead Securitization Servicing Agreement, on behalf of the registered holders of the Notes; provided that if the First Securitization is not the Note A-1(A-CP) Securitization, (i) the originals of all of the Mortgage Loan Documents (other than the Note being deposited into the First Securitization) shall be transferred to and held by the Trustee (of the First Securitization) through a duly appointed custodian therefor under the First Securitization, on behalf of the registered holders of the Notes, until the Note A-1(A-CP) Securitization Date, on which date, the originals of all of the Mortgage Loan Documents (other than the Notes not included in the Note A-1(A-CP) Securitization) shall be transferred to and held in the name of the Trustee (by a duly appointed custodian therefor) under the Note A-1(A-CP) PSA on behalf of the registered holders of the Notes; and (ii) all Mortgage Loan Documents (other than the Note that is deposited into the First Securitization) shall not be recorded or filed to reflect the name of the trustee under the Securitization Servicing Agreement for the First Securitization (except to the extent specifically provided for in the Securitization Servicing Agreement for the First Securitization).

Section 26.   Cooperation in Securitization.

(a)        Each Note Holder acknowledges that any Note Holder may elect, in its sole discretion, to include its Note in a Securitization. In connection with a Securitization and subject to the terms of the preceding sentence, at the request of the related Securitizing Note Holder, each related Non-Securitizing Note Holder shall use reasonable efforts, at such Securitizing Note Holder’s expense, to satisfy, and to cooperate with such Securitizing Note Holder in attempting to cause the Mortgage Loan Borrower to satisfy, the market standards to which such Securitizing Note Holder customarily adheres or that may be reasonably required in the marketplace or by the Rating Agencies in connection with such Securitization, including, entering into (or consenting to, as applicable) any modifications to this Agreement or the Mortgage Loan Documents and to cooperate with such Securitizing Note Holder in attempting to cause the Mortgage Loan Borrower to execute such modifications to the Mortgage Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to effect such Securitization; provided, that no Non-Securitizing Note Holder shall be required to modify or amend this Agreement or any Mortgage Loan Documents (or consent to such modification, as applicable) in connection therewith, if such modification or amendment would (i) change the interest allocable to, or the amount of any payments due to or priority of such payments to, such Non-Securitizing Note Holder or (ii) materially increase such Non-Securitizing Note Holder’s obligations or materially decrease such Non-Securitizing Note Holder’s rights, remedies or protections. In connection with any Securitization, each related Non-Securitizing Note Holder shall provide for inclusion in any disclosure document relating to such Securitization such information concerning such Non-Securitizing Note Holder and its Note as the related Securitizing Note Holder reasonably determines to be necessary or appropriate, and such Non-Securitizing Note Holder shall, at the Securitizing Note Holder’s expense, cooperate with the reasonable requests of each Rating Agency and such Securitizing Note Holder in connection with such Securitization (including, without limitation, reasonably cooperating with the Securitizing Note Holder (without any obligation to make additional representations and warranties) to enable the Securitizing Note Holder to make all necessary certifications and deliver all necessary opinions (including customary securities law opinions) in connection with the Mortgage Loan and such Securitization), as well as in connection with all other matters and the preparation of any offering documents thereof and to review and respond reasonably promptly with respect to any information relating to such Non-Securitizing Note Holder and its Note in any Securitization document. Each Note Holder acknowledges that in connection with any Securitization, the information provided by it in its capacity as a Non-Securitizing Note Holder to the related Securitizing Note Holder may be incorporated into the offering documents for such Securitization. Each Securitizing Note Holder and each Rating Agency shall be entitled to rely on the information supplied by, or on behalf of, each Non-Securitizing Note Holder. The Securitizing Note Holder shall reasonably cooperate with each Non-Securitizing Note Holder by providing all information reasonably requested that is in the Securitizing Note Holder’s possession in connection with such Non-Securitizing Note Holder’s preparation of disclosure materials in connection with a Securitization.

(b)        Upon request, each Securitizing Note Holder shall deliver to each related Non-Securitizing Note Holder drafts of the preliminary and final offering memoranda, prospectus supplement, free writing prospectus and any other disclosure documents and the pooling and servicing agreement for the Securitization of such Securitizing Note Holder’s Note and provide reasonable opportunity to review and comment on such documents.

(c)        If a Non-Lead Securitization Note becomes the subject of an Asset Review pursuant to the related Non-Lead Securitization Servicing Agreement, the Master Servicer, the Special Servicer, the Trustee and the Custodian shall reasonably cooperate at the Non-Lead Securitization Note Holder’s expense with such Non-Lead Asset Representations Reviewer in connection with such Asset Review by providing such Non-Lead Asset Representations Reviewer with any documents reasonably requested by such Non-Lead Asset Representations Reviewer, but only to the extent that such documents are in the possession of the Master Servicer, the Special Servicer, the Trustee or the Custodian, as the case may be, and are not in the possession of the Non-Lead Asset Representations Reviewer (and the Non-Lead Asset Representations Reviewer has informed such party that it has first requested, and not received, the documents from the master servicer, special servicer and custodian for the applicable Non-Lead Securitization).

Section 27.  Notices. All notices required hereunder shall be given by (i) facsimile transmission (during business hours) if the sender on the same day sends a confirming copy of such notice by reputable overnight delivery service (charges prepaid), (ii) reputable overnight delivery service (charges prepaid), (iii) with respect to any addressee of any party to which an electronic email address is set forth on Exhibit B hereto, sent by electronic mail containing language requesting the recipient to confirm receipt thereof or (iv) certified United States mail, postage prepaid return receipt requested, and addressed to the respective parties at their addresses set forth on Exhibit B hereto, or at such other address as any party shall hereafter inform the other party by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt.

Section 28.   Broker. Each Note Holder represents to each other that no broker was responsible for bringing about this transaction.

Section 29.   Certain Matters Affecting the Agent.

(a)        The Agent may request and/or rely upon and shall be protected in acting or refraining from acting upon any officer’s certificate or assignment and assumption agreement delivered to the Agent pursuant to Section 14 and Section 15;

(b)        The Agent may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

(c)        The Agent shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Note Holder pursuant to the provisions of this Agreement, unless it has received indemnity reasonably satisfactory to it;

(d)        The Agent or any of its directors, officers, employees, Affiliates, agents or “control” persons within the meaning of the Act, shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by the Agent to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(e)        The Agent shall not be bound to make any investigation into the facts or matters stated in any officer’s certificate or assignment and assumption agreement delivered to the Agent pursuant to Section 15;

(f)         The Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys but shall not be relieved of its obligations hereunder; and

(g)        The Agent represents and warrants that it is a Qualified Institutional Lender.

Section 30.   Reserved.

Section 31.   Resignation of Agent. The Agent may resign at any time on ten (10) days’ prior notice, so long as a successor Agent, reasonably satisfactory to the Note Holders (it being agreed that a Servicer, the Trustee or a Certificate Administrator in a Securitization is satisfactory to the Note Holders), has agreed to be bound by this Agreement and perform the duties of the Agent hereunder. GSMC, as Initial Agent, may transfer its rights and obligations to a Servicer, the Trustee or the Certificate Administrator, as successor Agent, at any time without the consent of any Note Holder. Notwithstanding the foregoing, Note Holders hereby agree that, simultaneously with the closing of the Lead Securitization, the Master Servicer shall be deemed to have been automatically appointed as the successor Agent under this Agreement in place of GSMC without any further notice or other action. The termination or resignation of such Master Servicer, as Master Servicer under the Lead Securitization Servicing Agreement, shall be deemed a termination or resignation of such Master Servicer as Agent under this Agreement, and any successor master servicer shall be deemed to have been automatically appointed as the successor Agent under this Agreement in place thereof without any further notice or other action.

Section 32.   Resizing. Notwithstanding any other provision of this Agreement, for so long as an Initial Note Holder is the owner of a Non-Lead Securitization Note (the “Owned Note”), such Initial Note Holder shall have the right, subject to the terms of the Mortgage Loan Documents, to cause the Mortgage Loan Borrower to execute amended and restated notes or additional notes (in either case, “New Notes”) reallocating the principal of such Owned Note to such New Notes; or severing such Owned Note into one or more further “component” notes in the aggregate principal amount equal to the then outstanding principal balance of such Owned Note provided that (i) the aggregate principal balance of all outstanding New Notes following such amendments is no greater than the aggregate principal of such Owned Note prior to such amendments, (ii) all Notes continue to have the same weighted average interest rate as the Notes prior to such amendments, (iii) all Notes pay pro rata and on a pari passu basis and such reallocated or component notes shall be automatically subject to the terms of this Agreement, (iv) the Initial Note Holder holding the New Notes shall notify the Lead Securitization Note Holder, the Master Servicer, the Special Servicer, the Certificate Administrator and the Trustee in writing of such modified allocations and principal amounts, and (v) the execution of such amendments and New Notes does not violate the Servicing Standard. If the Lead Securitization Note Holder so requests, the Initial Note Holder holding the New Notes (and any subsequent holder of such Notes) shall execute a confirmation of the continuing applicability of this Agreement to the New Notes, as so modified. Except for the foregoing reallocation and for modifications pursuant to the Lead Securitization Servicing Agreement (as discussed in Section 5), no Note may be modified or amended without the consent of its holder and the consent of the holders of the other Notes. In connection with the foregoing (provided the conditions set forth in (i) through (v) above are satisfied, with respect to (i) through (iv), as certified by the Initial Note Holder, on which certification the Master Servicer can rely), the Master Servicer is hereby authorized and directed to execute amendments to the Mortgage Loan Documents and this Agreement on behalf of any or all of the Note Holders, as applicable, solely for the purpose of reflecting such reallocation of principal. If more than one New Note is created hereunder, for purposes of exercising the rights of the Non-Controlling Note Holder hereunder, the “Non-Controlling Note Holder” of such New Notes shall be as provided in the definition of such term in this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Initial Note Holders have caused this Agreement to be duly executed as of the day and year first above written.

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as Initial Note A-1(A-CP) Holder

By:	/s/ Michael Barbieri
Name: Michael Barbieri
Title: Authorized Representative

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as Initial Note A-1(A-NCP) Holder

By:	/s/ Michael Barbieri
Name: Michael Barbieri
Title: Authorized Representative

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as Initial Note A-1(B-CP) Holder

By:	/s/ Michael Barbieri
Name: Michael Barbieri
Title: Authorized Representative

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Initial Note A-2 Holder

By:	/s/ Jeffrey L. Cirillo
Name: Jeffrey L. Cirillo
Title: Managing Director

(Agreement Among Note Holders – Bass Pro & Cabela’s Portfolio Loan)

UBS AG, as Initial Note A-3(A-CP) Holder

By:	/s/ Jared Randall
Name: Jared Randall
Title: Executive Director

By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Executive Director

UBS AG, as Initial Note A-3(B-CP) Holder

By:	/s/ Jared Randall
Name: Jared Randall
Title: Executive Director

By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Executive Director

UBS AG, as Initial Note A-3(C-CP) Holder

By:	/s/ Jared Randall
Name: Jared Randall
Title: Executive Director

By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Executive Director

(Agreement Among Note Holders – Bass Pro & Cabela’s Portfolio Loan)

UBS AG, as Initial Note A-3(D-CP) Holder

By:	/s/ Jared Randall
Name: Jared Randall
Title: Executive Director

By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Executive Director

UBS AG, as Initial Note A-3(E-NCP) Holder

By:	/s/ Jared Randall
Name: Jared Randall
Title: Executive Director

By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Executive Director

UBS AG, as Initial Note A-3(F-NCP) Holder

By:	/s/ Jared Randall
Name: Jared Randall
Title: Executive Director

By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Executive Director

(Agreement Among Note Holders – Bass Pro & Cabela’s Portfolio Loan)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Description of Mortgage Loan

Mortgage Loan Borrower:

SPT PRAIRIE 1 CB DRIVE, LLC

SPT PRAIRIE 200 BP DRIVE, LLC

SPT PRAIRIE 210 DEMERS A VENUE, LLC

SPT PRAIRIE 1000 CB DRIVE, LLC

SPT PRAIRIE 2250 GATLIN BL VD., LLC

SPT PRAIRIE 2427 N. GREENWICH ROAD, LLC

SPT PRAIRIE 2502 W. CB DRIVE, LLC

SPT PRAIRIE 2700 MARKET PLACE DRIVE, LLC

SPT PRAIRIE 3900 CB DRIVE, LLC

SPT PRAIRIE 5500 CORNERSTONE NORTH BL VD., LLC

SPT PRAIRIE 7090 CB DRIVE NW, LLC

SPT PRAIRIE 7700 CB DRIVE, LLC

SPT PRAIRIE 10670 CB DRIVE, LLC

SPT PRAIRIE 10501 PALM RIVER ROAD, LLC

SPT PRAIRIE 17907 IH-10 WEST, LLC

SPT PRAIRIE 2 ROGERS DRIVE, LLC

Date of Mortgage Loan:	September 25, 2017
Date of Notes:	September 25, 2017

Original Principal Amount of Mortgage Loan:	$194,900,000
Initial Note A-1(A-CP) Principal Balance:	$37,500,000
Initial Note A-1(A-NCP) Principal Balance:	$10,000,000
Initial Note A-1(B-CP) Principal Balance:	$30,460,000
Initial Note A-2 Principal Balance:	$58,470,000
Initial Note A-3(A-CP) Principal Balance:	$20,000,000
Initial Note A-3(B-CP) Principal Balance:	$24,750,000
Initial Note A-3(C-CP) Principal Balance:	$6,220,000
Initial Note A-3(D-CP) Principal Balance:	$2,500,000
Initial Note A-3(E-NCP) Principal Balance:	$2,500,000
Initial Note A-3(F-NCP) Principal Balance:	$2,500,000

Location of Mortgaged Properties:

Rogers, Minnesota

Lone Tree, Colorado

San Antonio, Texas

Allen, Texas

Lehi, Utah

Tampa, Florida

Hammond, Indiana

Round Rock, Texas

Fort Mill, South Carolina

Wichita, Kansas

Owatonna, Minnesota

Centerville, Ohio

Huntsville, Alabama

Port St. Lucie, Florida

Waco, Texas

East Grand Forks, Minnesota

Initial Maturity Date:	October 6, 2027

EXHIBIT B

1.     Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder, Initial Note A-1(B-CP) Holder:

(Prior to Securitization of Note A-1(A-CP), Note A-1(A-NCP) and Note A-1(B-CP)):

Goldman Sachs Mortgage Company
200 West Street
New York, New York 10282
Attention: Leah Nivison

Email: leah.nivison@gs.com

with a copy to:

Goldman Sachs Mortgage Company
6011 Connection Drive, Suite 550
Irving, Texas 75039
Attention: Joe Osborne

Email: joe.osborne@gs.com

Following Securitization of Note A-1(A-CP), Note A-1(A-NCP) and Note A-1(B-CP), the applicable notice addresses set forth in the related Securitization Servicing Agreement.

2.     Initial Note A-2 Holder:

(Prior to Securitization of Note A-2):

Wells Fargo Bank, National Association
375 Park Avenue, 2nd Floor J0127-023
New York, New York 10152
Attention: A.J. Sfarra

Email: anthony.sfarra@wellsfargo.com

with a copy to:

Jeff D. Blake, Esq.
Wells Fargo Law Department, D1053-300
301 South College St.
Charlotte, North Carolina 28288

Email: jeff.blake@wellsfargo.com

with a copy to (if by email): mike.jewesson@alston.com and peter.mckee@alston.com

B-1

Following Securitization of Note A-2, the applicable notice addresses set forth in the related Securitization Servicing Agreement.

3.     Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial Note A-3(C-CP) Holder, Initial Note A-3(D-CP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder:

(Prior to Securitization of Note A-3(A-CP), Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP) and Note A-3(F-NCP)):

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York
1285 Avenue of the Americas
New York, New York 10019
Attention: David Schell
Email: david.schell@ubs.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street
New York, New York 10281
Attention: Frank Polverino, Esq.
Facsimile number: (212) 504-6666
Email: frank.polverino@cwt.com

Following Securitization of Note A-3(A-CP), Note A-3(B-CP), Note A-3(C-CP), Note A-3(D-NCP), Note A-3(E-NCP) and Note A-3(F-NCP), the applicable notice addresses set forth in each related Securitization Servicing Agreements.

B-2

EXHIBIT C

PERMITTED FUND MANAGERS

1.	Alliance Bernstein

2.	Annaly Capital Management

3.	Apollo Real Estate Advisors

4.	Archon Capital, L.P.

5.	AREA Property Partners

6.	Artemis Real Estate Partners

7.	BlackRock, Inc.

8.	The Blackstone Group International Ltd.

9.	Capital Trust, Inc.

10.	Clarion Partners

11.	Colony NorthStar, Inc.

12.	DLJ Real Estate Capital Partners

13.	Dune Real Estate Partners

14.	Eightfold Real Estate Capital, L.P.

15.	Five Mile Capital Partners

16.	Fortress Investment Group, LLC

17.	Garrison Investment Group

18.	H/2 Capital Partners LLC

19.	Hudson Advisors

20.	Investcorp International

21.	iStar Financial Inc.

22.	J.E. Roberts Companies

23.	JPMorgan Investment Management Inc.

24.	JER Partners

25.	KKR Real Estate Manager Finance LLC

26.	Lend-Lease Real Estate Investments

27.	Libermax Capital LLC

28.	LoanCore Capital

29.	Lonestar Opportunity Fund

30.	Low Enterprises

31.	Normandy Real Estate Partners

32.	Och Ziff Capital Management Group

33.	Praedium Group

34.	Raith Capital Partners, LLC

35.	Rialto Capital Advisors, LLC

36.	Rialto Capital Management, LLC

37.	Rockpoint Group

38.	Rockwood

39.	RREEF Funds

40.	Square Mile Capital Management

41.	Starwood Financial Trust

42.	Torchlight Investors

43.	Walton Street Capital, LLC

44.	Westbrook Partners

45.	Wheelock Street Capital

46.	Whitehall Street Real Estate Fund, L.P.

C-1